FUNDX FLEXIBLE INCOME FUND AND FUNDX CONSERVATIVE UPGRADER FUND
each a series of FundX Investment Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201‑0701
1-866-455‑FUND [3863]
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT PROSPECTUS
This Information Statement/Prospectus is available at www.fundxfunds.com.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
September 12, 2023
Dear Shareholder,

We are sending this information to you because you are a shareholder of the FundX Flexible Income Fund (the “Flexible Income Fund”) or the FundX Conservative Upgrader Fund (the “Conservative Upgrader Fund” (each, a “Fund,” and together, the “Funds”), each a series of FundX Investment Trust (the “Trust”). After careful consideration, One Capital Management, LLC (“OCM” or the “Advisor”), each Fund’s investment advisor, has recommended converting each Fund into an Exchange Traded Fund, commonly referred to as an “ETF”, that is also a series of the Trust. These transactions will each be referred to as the “Conversion” or “Reorganization,” or together as the “Conversions” or the “Reorganizations.” OCM believes that each Fund’s shareholders will benefit from the Conversion. The Board of Trustees of the Trust (the “Board”) has also determined that the Conversions are in the best interests of each Fund and its shareholders, and that the interests of the Funds’ shareholders will not be diluted as a result of the Conversions.

Each Fund will be converted into an ETF through a reorganization of the Fund into a newly-created ETF, which will also be a series of the Trust. The name of the ETFs will be the FundX Flexible ETF and the FundX Conservative ETF, respectively (each, a “FundX ETF,” and together, the “FundX ETFs”). Following the Conversions, the advisory agreements and fundamental policies of the FundX ETFs will not be materially different from those of the Funds. Furthermore, as series of the Trust, the FundX ETFs will be overseen by the same independent Board members as the Funds, who were elected by shareholders. In addition, like the Funds, the FundX ETFs do not have a plan pursuant to Rule 12b-1 and are not subject to Rule 12b-1 distributions fees. As a result, we are not seeking shareholder approval for the Conversions and are therefore not seeking a proxy for your vote.

Once the Conversions occur, the FundX ETFs will be managed by OCM and will have the same management style, investment restrictions and portfolio managers responsible for day-to-day management as were in place for the Funds.

The enclosed Information Statement/Prospectus contains information about the Reorganizations. As a result of a Fund’s Reorganization, shareholders will receive shares (except for the value of any fractional shares which will be distributed in cash to Fund Shareholders upon the closing of the Reorganization) of the corresponding FundX ETF with the same aggregate net asset value (“NAV”) as the shares of the Fund you owned immediately prior to the Reorganization.

The Board has determined that the ETF structure will provide certain benefits to shareholders, which are described more fully below. Some of these benefits include:

1.each FundX ETF will have a lower total expense ratio than the corresponding Fund.

2.shareholders will own their shares through brokerage accounts and will be able to trade their shares throughout the trading day at the then-prevailing market price on the stock exchange on which it is listed, which may be higher or lower than the NAV of your shares.

3.The Reorganizations are structured to qualify as tax-free for U.S. federal income tax purposes. Note: that shareholders receiving cash in exchange for fractional shares, will likely experience a taxable event on the cash received.

4.The ETF structure will enable the FundX ETFs to provide certain tax efficiencies which will be passed along to shareholders.

After the Conversions, former Fund shareholders will still be invested in a diversified, open-end fund that pursue the identical investment objectives and uses the same principal investment strategies, but they will hold shares of the corresponding FundX ETF.

As further explained in the enclosed Information Statement/Prospectus, direct shareholders must transfer their shares to the broker dealer of their choice. Fractional shares of a Fund will be exchanged for cash at the time of the Conversion. This exchange is expected to be tax-free for shareholders, except with respect to fractional shares exchanged for cash, which would result in a taxable event. Shareholders will be able to redeem shares of the Funds in the ordinary course until October 3, 2023, a week before the closing of the Reorganizations.

After the Conversion, the FundX ETFs will remain registered investment companies, but they will be exchange traded, and you will own shares as you did before the Conversion, but in the shares of the corresponding FundX ETF instead of the Fund. You will no longer redeem individual shares directly from a Fund; should you decide to purchase or sell shares in a FundX ETF after the Conversion, you will need to place a trade through a broker-dealer who will execute your trade on the NYSE or other nationally recognized exchange at prevailing market prices, which may be higher or lower than the NAV of your shares. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although many brokers do not charge commissions for transactions in ETFs.

The FundX ETFs will be fully transparent, actively-managed ETFs, which means that portfolio holdings will be available on the FundX website every day. The FundX website will also contain other information about the FundX ETFs, such as the NAV, market price, premiums and discounts, and bid-ask spreads, as required by rules that govern ETFs.
    Shareholder Letter    2

For the reasons above, OCM and the Board believe your interests will be better served as a result of the Reorganizations. On the next business day after the Reorganization, you will own shares of equal value in the FundX ETF as you owned in the corresponding Fund immediately prior to the Reorganization.

DIRECT SHAREHOLDERS MUST TAKE ACTION BEFORE RECEIVING THEIR FUNDX ETF SHARES.

What is a direct shareholder? If you hold your shares directly with the FundX Flexible Income Fund or the FundX Conservative Upgrader Fund, you are a direct shareholder. If you hold your shares through a brokerage account, you are NOT a direct shareholder. More information, including how to determine if you are a direct shareholder, is contained in the box below.

Direct shareholders must do one of the following:

1.Transfer your shares to the broker dealer of your choice. We urge you to begin this process immediately if this is your preferred option. This is the option that we recommend.

2.Redeem your shares in the Fund X Flexible Income Fund or the FundX Conservative Upgrader Fund by October 3, 2023 (one week prior to the conversion). You can do this by calling 1-866-455‑FUND [3863]. We recommend you consult with your tax advisor as selling your shares may have tax consequences.

If you are a direct shareholder and you fail to take any action, your shares will be converted into shares of the applicable corresponding FundX ETF and held by the stock transfer agent, U.S. Bank Global Fund Services, waiting for your instructions.

We encourage you to carefully review the enclosed materials, which explain the Reorganizations in more detail. If you have any questions or need additional information, please contact the Funds at 1-866-455‑FUND [3863].

    Shareholder Letter    3

Important Information for Direct Shareholders

Are You a Direct Shareholder?

If you are a Direct Shareholder, that means that your shares are held by the Funds’ Transfer Agent. How do you know if you hold your shares directly? If your shares in the Fund are listed as a position on a statement from your brokerage firm, then you already hold your shares in a brokerage account. If you are uncertain, please call 1-866-455‑FUND [3863] and ask if you’re a direct shareholder. Additionally, if you hold your shares directly you will receive separate communications from us including email, regular mail, express delivery and via telephone.

Transferring Your Direct Shares to a Brokerage Account

Transferring your shares from the Transfer Agent to a brokerage account should be a simple and seamless process, and it should not cost you anything. If you have a brokerage account or a relationship with a brokerage firm, please talk to your advisor/broker and inform them that you would like to transfer a mutual fund position that you hold directly with the fund into your brokerage account. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your Fund statement. Your broker will require your Fund account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign this form, your broker will submit the form to the Transfer Agent directly and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better. Redeem your shares in the Fund X Flexible Income Fund or the FundX Conservative Upgrader Fund by October 3, 2023 (one week prior to the conversion). If you have any questions about this process or need assistance, call us at 1-866-455‑FUND [3863].

This step is only required by shareholders that hold their shares directly with the Funds. If you already hold your shares in a brokerage account, you can ignore this section.

Sincerely,

/s/ Jeff Smith

Jeff Smith, President, FundX Investment Trust

    Shareholder Letter    4

QUESTIONS AND ANSWERS

Q.    What is this document and why did you send it to me?

A.    This document is an information statement/prospectus (the “Information Statement”). It contains information to inform shareholders of an Agreement and Plan of Reorganization

At a meeting held on May 17, 2023, the Board of Trustees (the “Board”) of the FundX Investment Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (“1940 Act”), approved the proposed reorganization of the FundX Flexible Income Fund (“INCMX” and the FundX Conservative Upgrader Fund (“RELAX”) (each, a “Fund” or “Target Fund,” and together, the “Funds” or the “Target Funds” ) into the FundX Flexible ETF and the FundX Conservative ETF, respectively (each, a “FundX ETF” or “Acquiring ETF,” and together, the “FundX ETFs” or “Acquiring ETFs”). The reorganization will be accomplished by converting each Fund, which currently operates as a traditional open-end mutual fund, into the corresponding FundX ETF, which operates as an exchange-traded fund, commonly referred to as an “ETF.” These transactions will each be referred to as the “Conversion” or “Reorganization,” or together as the “Conversions” or the “Reorganizations.”

Q.    Do Shareholders need to vote on this matter?

A.    No. The Trust is a Delaware statutory trust. Section 4 of Article VIII of the Trust’s Declaration of Trust permits the Trust, unless otherwise required by law, to cause any one or more series of the Trust to be merged or consolidated with or into any one or more series of the Trust without shareholder approval. The Funds and the FundX ETFs are all series of the Trust and are considered to be affiliated companies under the 1940 Act, and the Reorganizations are considered to be mergers of affiliated companies for purposes of Rule 17a-8 under the 1940 Act. Rule 17a-8(3) permits the merger of affiliated companies without obtaining shareholder approval if: (i) no fundamental policy of the merging company is materially different from the fundamental policies of the surviving company; (ii) no advisory contract between the merging company is materially different from an advisory contract of the surviving company; (iii) trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and (iv) any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company. As discussed in detail in the Combined Information Statement and Prospectus, the Reorganizations meet the criteria set forth in Rule 17a-8(3). Furthermore, the Board, including a majority of the Independent Trustees, has determined that the Conversions are in the best interests of the Funds, and that the interests of the Funds’ shareholders will not be diluted as a result of the Conversions.

Q.    What is the process for converting the funds into ETFs? What should I expect as a shareholder?

A.    Your current shares in INCMX or RELAX will be exchanged for the same number of shares (less any fractional shares) and value in the corresponding FundX ETF. Shares of the ETFs are not issued in fractional shares, so if you own fractional shares, these will be redeemed at NAV immediately prior to the reorganization, and this will result in a small cash payment, which will be taxable if you hold the shares in a taxable account.

Once the conversion has occurred, you will no longer be a shareholder of the INCMX or RELAX; you will be a shareholder of the corresponding FundX ETF.
Q.    Is there anything I need to do as a shareholder of INCMX or RELAX?

A.    If you own INCMX or RELAX in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs, then there’s nothing you need to do. On October 9, 2023, your shares will be exchanged for shares of the ETF, and you’ll be able to purchase or trade these shares.

If you own INCMX or RELAX directly with our shareholder services, you will need to set up a brokerage account prior to the reorganization and then transfer your shares into the brokerage account. If you have an existing brokerage account for other assets, you’ll need to transfer your shares to your brokerage account in order to be able to purchase or trade shares of the ETF.

In connection with the Reorganizations, direct shareholders of the Funds should transfer their Fund shares to the broker dealer of their choice. On the day of the Conversions, your brokerage account shares of a FundX ETF will have the same value as the value of your shares in the corresponding Fund on the business day preceding the day of the Reorganizations (except for the value of any fractional shares which will be distributed in cash to Fund shareholders upon the closing of the Conversions).

Transferring your shares to a brokerage account should be a simple process. Reach out to the brokerage firm and tell them that you would like to transfer a mutual fund position that you hold directly into your brokerage account and that your brokerage account will need to be set up to accept ETF shares

We suggest you provide your broker with a copy of your quarterly statement for your direct account with the FundX funds. Your broker will require your account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to our shareholder services at the Funds’ transfer agent and your shares will be transferred into your brokerage account.

If you participate in an automatic investment or withdrawal plan, you should be aware that these plans will no longer be available. These plans will be turned off after October 3, 2023 and will not restart in the ETF.

Q.    Is additional information about the Funds available?

A.    Yes, additional information about the Funds is available in the Funds’:

•Prospectus dated January 30, 2023, as supplemented June 26, 2023;
•Statement of Additional Information dated January 30, 2023, as supplemented June 26, 20232;
•Annual Report for the fiscal year ended September 30, 2022; and
•Semi-Annual Report for the six-month period ended March 31, 2023.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).

    Questions & Answers     2

Copies of all of these documents are available to be sent to you by first-class mail upon request without charge by writing to or calling:

Fund X Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701, Milwaukee, WI 53201-0701
1-866-455-FUND [3863]

You also may view or obtain these documents from the SEC:

•By Email:     publicinfo@sec.gov
(duplicating fee required)

•By Internet:    www.sec.gov

Whom do I call if I have questions?

We will be happy to answer your questions about this Information Statement/Prospectus. Please call the Funds at 1-866-455-FUND [3863] between 9:00 a.m. and 7:00 p.m., Central Time, Monday through Friday.

Q.    What will change when the Funds are converted to ETFs?

A.    As a result of the Conversions, INCMX and RELAX will each become an exchange-traded investment fund, known as an ETF. After the Conversion of a Fund, you will continue to be invested in a registered investment company, but it will be exchange-traded, and you will own shares as you did before the Conversion, but in the corresponding FundX ETF instead of the Fund. You will no longer redeem individual shares directly from the Fund; should you decide to purchase or sell shares in a FundX ETF after the Conversion, you will need to place a trade through a broker-dealer who will execute your trade on the NYSE or other nationally recognized exchange at prevailing market prices, which may be higher or lower than the net asset value (“NAV”) of your shares. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although many brokers do not charge commissions for transactions in ETFs.

The FundX ETFs will be fully transparent, actively-managed ETFs, which means that portfolio holdings will be available on the FundX website every day. The FundX website will also contain other information about the FundX ETFs, such as the NAV, market price, premiums and discounts, and bid-ask spreads, as required by rules that govern ETFs.

Q.    What other changes are anticipated as part of the implementation of the Conversion?

A.    Each Acquiring ETF will have a lower total operating expense ratio than the corresponding Target Fund. The Target Funds currently pay the Funds’ investment advisor, One Capital Management, LLC (“OCM” or the “Advisor”) at the following annual rates:

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Annual Advisory Fee
FundX Flexible Income Fund	0.70%
FundX Conservative Upgrader Fund	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.

Furthermore, the Flexible Income Fund has an operating expense cap of 0.99% and the Conservative Upgrader Fund has an operating expense cap of 1.35% of average daily net assets of the Fund, excluding interest charges on any borrowings and dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses associated with the purchase, sale, or ownership of securities, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.

The Acquiring ETFs pay the Advisor a unitary management fee at the following annual rates, which are identical to the annual rates of the management fee paid by the Target Funds to the Advisor:

Annual Advisory Fee
FundX Flexible ETF	0.70%
FundX Conservative ETF	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.

From the unitary management fees, the Advisor pays most of the expenses of each Acquiring ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding interest expenses, brokerage commissions and other trading expenses, taxes, and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business, and distribution (12b-1) fees and expenses.

Q.    Will the Conversion affect the way the Funds are invested?

A.    No. OCM will serve as advisor to the FundX ETFs, and the investment style, restrictions, philosophy, parameters and methodology will all remain the same as was in place for the Funds. The FundX ETFs will be actively managed and the portfolio managers responsible for day-to-day management will remain the same as managed the Funds.

Q.    What other ways will the Conversion help in lowering operating expenses for the Funds?

A.    Simply put, it is far more efficient to operate an ETF than a traditional open-end mutual fund. There are a number of areas where the operational costs are lower, most notably transfer agency fees and shareholder servicing fees. In addition, because of how the creation unit process works, an ETF will receive incoming transfers of shares, so that the ETF does not incur traditional custody and brokerage costs when new ETF shares are created. Similarly, when a block of shares is redeemed from an ETF, the redemption is paid out by delivering shares of the underlying portfolio, which means that the ETF generally does not sell portfolio holdings to pay redemptions, and therefore, the ETF generally does not have to realize capital gains and losses to be distributed to all shareholders.

In addition, traditional mutual funds must pay state registration fees in some jurisdictions, which are not required for ETFs. There are other activity-based fees (custodial-based fees, and brokerage fees and expenses) that are incurred when traditional mutual fund shares are purchased or redeemed, which are
    Questions & Answers     4

part of the mutual fund’s operating costs and are shared by all of the shareholders of a traditional mutual fund. In the case of an ETF, as described above, these purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and not by the shareholders of the fund.

There are some expenses that are unique to ETFs, such as exchange listing fees, but these costs are insignificant compared to the cost savings. Currently, the Advisor has agreed to an expense cap of 0.99% of average daily net assets for the Flexible Income Fund and 1.35% of average daily net assets for the Conservative Upgrader Fund. After the Conversion, each Fund will have a unitary fee structure, which will effectively cap the Flexible ETF’s expenses at 0.70% and the Conservative ETF’s expenses at 1.00% (based on the Conservative Fund’s current asset levels).

Summary of Changes

Current Fund Name	Fund Name After Conversion	Current Symbol	Symbol After Conversion	Current Net Expense Ratio after Waiver/Reimbursement	Post-Conversion Estimated Net Expense Ratio(1)
FundX Flexible Income Fund	FundX Flexible ETF	INCMX	XFLX	0.99%	0.70%
FundX Conservative Upgrader Fund	FundX Conservative ETF	RELAX	XRLX	1.35%	1.00%

(1) The Management Fee for the Conservative ETF is subject to breakpoints at different asset levels, at the following rates: 1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion. In the event the Conservative ETF reaches a breakpoint asset level, its net expense ratio would be lower.

Q.    Are there other benefits or disadvantages to ETFs?

A.    Yes, there are a number of additional benefits and some disadvantages to the ETF structure.

Flexibility to Exit. ETFs offer significantly more flexibility for investors because investors can purchase and sell shares intra-day at a market-determined price, instead of being forced to wait for a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase, or sell, shares of the ETF they can act on that decision immediately by calling their broker or placing an order. The price realized may be higher or lower than the ETF’s NAV per share and might not be the same at the ETF’s next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, an ETF shareholder generally cannot redeem their shares directly from a Fund at the next-calculated NAV, unless the shareholder is an “Authorized Participant” redeeming a large block of shares.

Transparency. ETFs like the FundX ETFs will operate with full transparency. What this means in practice is that each FundX ETF’s holdings will be made public each day and can be found on the FundX Funds' website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine a FundX ETF’s holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the FundX ETF
    Questions & Answers     5

is investing in at all times. By contrast, in a mutual fund, the fund’s holdings are only required to be disclosed quarterly.

Tax Advantages. From a tax standpoint, ETFs enjoy certain tax advantages over traditional open-end funds. If a mutual fund or an ETF holds securities that have appreciated in value, and then sells those securities, that sale transaction creates a capital gain. That gain is paid out to shareholders in the form of a dividend at the end of the year. Because ETFs only allow Authorized Participants to create and redeem shares and because the Authorized Participants’ creation and redemption transactions are generally effected on an in-kind basis (meaning they purchase/redeem ETF shares not for cash but generally by exchanging a basket of stocks that replicate the holdings within the ETF), ETFs typically do not sell portfolio positions to meet redemptions; as a result, they do not generate gains or losses on those transactions. As with traditional open-end mutual funds, taxable investors in an ETF may incur tax obligations based on their individually generated taxable activity (that is, the gains or losses they generate in buying and selling ETF shares). But because ETFs are able to minimize the realization of taxable gains within the portfolio based on inflows and outflows, they have been able to keep the distribution of these gains to a minimum. In essence, one shareholder’s individual choice to buy or sell the fund has less of an impact on the tax consequences of the ETF as a whole, and therefore, less impact on other shareholders in the ETF. ETF shareholders should not expect to be completely free from distribution of capital gains, but ETFs generally have been able to avoid large annual distributions of capital gains, because ETFs generally do not sell positions to fund redemptions of creation units; instead, they transfer the securities – and their associated tax items – to the redeeming Authorized Participant. ETF shareholders should recognize that their individual purchase and sale activity in the ETF shares could create individual tax obligations, and this is likely to happen if shares are held in a taxable account.

Brokerage Interaction for Sales – ETFs are bought and sold differently than mutual funds. While ETFs enjoy a cost advantage over traditional open-end mutual funds, investors that wish to purchase or sell ETF shares after the Conversions will need to have a broker-dealer execute their transaction. Unlike a mutual fund, FundX ETF shares cannot be purchased or redeemed directly, except if you are an Authorized Participant.

This could mean that as a disadvantage, shareholders may pay a brokerage commission to sell, or buy, FundX ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares in the Funds are currently available for purchase directly from the Funds without any charge and are also available from a variety of broker-dealers; currently, when shares in the Funds are traded through these broker-dealers, sometimes there is a transaction charge and sometimes there is no transaction charge, depending on the individual shareholder’s relationship with the broker-dealer; and some shareholders who buy shares through a broker dealer are participating in an investment arrangement that includes other charges, such as an account fee.

In addition, another disadvantage could be that ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the Exchange, and the lowest price that a seller is willing to accept for ETF shares on the Exchange. By contrast, mutual fund shares are purchased and redeemed at NAV per share.

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What does this mean for you as a shareholder? Because ETF shares trade on an exchange at market prices rather than at the NAV, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information about each FundX ETF’s NAV, market price, premiums and discounts, and bid-asks spreads will be available on the FundX ETFs’ website at www.fundxfunds.com.

ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its NAV. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares and then only in large blocks of shares called creation units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF. Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the NAV of the ETF varies from the market price of the ETF.

For example, when an ETF’s shares trade in the open market at a market price below NAV (at a “discount”), Authorized Participants likely will buy ETF shares in the market in sufficient size to be a creation unit and then redeem that creation unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding or acquiring ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV.

Similarly, when an ETF’s shares trade at market prices above the NAV (at a “premium”), Authorized Participants would likely make new creation units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.

The activity described here should work to keep the NAV and the market price generally in line with one another. There are times when the markets are extremely volatile that this mechanism breaks down, and there have been instances where some exchange traded funds trade at prices significantly different from the NAV.

Q.    When will the Conversion occur?

A.    The Advisor is anticipating a Conversion date of around October 9, 2023 This date could be delayed, because some administrative conditions must be satisfied to implement the Funds’ conversion. The Funds will publicly disclose updates on material developments throughout the process. Additionally, updates on the Conversion process will be available at www.fundxfunds.com.

Q.    Who will pay for the Conversion?

A.    The costs of the Reorganization will be borne by the Advisor. The costs associated with the Reorganization will not have an effect on the net asset value per share of the Fund. The costs associated with the Reorganization are expected to be approximately $61,500.
    Questions & Answers     7

Q.    Will shareholders have to pay any sales load, commission, or other similar fee in connection with the Reorganization?

A.    No. The Advisor will pay all expenses incurred in connection with the reorganizations. Shareholders will not pay any sales load, commission, or other similar fee in connection with the Reorganization. Neither the Funds nor the FundX ETFs charges a sales load.

After the Reorganization takes place, shareholders of the FundX ETFs will no longer redeem their individual shares directly from the Transfer Agent (Global Fund Services). Instead, they will be able to sell their shares on an exchange. Sales of shares on an exchange take place through a broker, and many brokers charge commissions or other fees.

Q.    Will the Conversion result in any federal tax liability to me?

A.    The Conversion is designed to be treated as tax-free reorganization for federal income tax purposes. There is one caveat to this:

It is likely that as part of the Conversion, shareholders will receive cash compensation for any fractional shares that they hold. The redemption of these fractional shares will likely be a taxable event, albeit a small one.

Assuming that the parties comply with the terms of the Agreement and Plan of Reorganization and supply appropriate representation letters, the Trust will receive an opinion, with respect to the Reorganization, that the transaction should be tax-free for federal income tax purposes. The realized and unrealized gains, losses and net income for the Funds will carry over to the corresponding FundX ETF in the Conversions, and net realized and net income, if any, will continue to be distributed in a manner consistent with the current Funds. Shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q.    Can I purchase, redeem or exchange shares of a Fund before the Reorganization takes place?

A.    Yes. You can purchase or redeem shares of a Fund as usual until the Conversion occurs. You may redeem your Fund shares at any time before a Fund’s Reorganization takes place. Any shares not redeemed before the Closing Date will be exchanged for shares of the corresponding FundX ETF.

Direct shareholders can redeem their shares by calling the customer service team at 1-866-455-FUND [3863]. If you hold your Fund shares with a broker, you can purchase additional shares or redeem as usual by contacting your broker. We don’t recommend additional purchase transactions for direct shareholders during the Conversion process.

Q.    What if I want to purchase or redeem shares of my FundX ETF after the Conversions?

A.    You will need to contact your broker. After the Conversions, you will hold shares of the FundX ETF that corresponds to the shares you held in a Fund. Because the FundX ETFs are exchange-traded funds, this means that you cannot redeem your individual shares anymore. Instead, you will need to call
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your broker and place an order to sell your FundX ETF shares on the Exchange. Depending on your brokerage firm this may mean paying a commission. Likewise, if you would like to purchase shares of a FundX ETF you may purchase shares on the Exchange; this can be initiated by contacting your broker.

Q.    What if I don’t want my shares to be converted into an ETF?

A.    You’ll need to redeem your shares by October 3, 2023 (one week prior to the Conversion). We recommend you consult with your tax advisor as selling your shares may have tax consequences.

Q.    How will this affect my investment plans?

A.    The conversion should have no effect on your portfolio plan. Both Funds will target the same levels of risk when they reorganize into the FundX ETFs. However, if you have any concerns about your portfolio or questions about your plans, call OCM at 800-323-1510. OCM representatives are available to help shareholders understand how to best use the FundX ETFs to work toward their personal financial goals.

Q.    Whom do I contact for further information?

A.    You can contact your financial advisor for further information. You may also contact the Funds at 1-866-455-FUND [3863] or OCM at 800-323-1510. You may also visit the Funds’ website at www.fundxfunds.com.

Important additional information about the Reorganizations is set forth in the accompanying
Information Statement/Prospectus. Please read it carefully.
    Questions & Answers     9

REORGANIZATION OF

FundX Flexible Income Fund
FundX Conservative Upgrader Fund
(each a series of FundX Investment Trust)
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-455-FUND [3863]

INTO THE
FundX Flexible ETF
FundX Conservative ETF
(each series of FundX Investment Trust)
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-455-FUND [3863]
_____________________________________

COMBINED INFORMATION STATEMENT AND PROSPECTUS
September 12, 2023

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Combined Information Statement and Prospectus (the “Information Statement”) is furnished to you as a shareholder of the FundX Flexible Income Fund (the “Flexible Income Fund”) and/or the FundX Conservative Upgrader Fund (the “Conservative Upgrader Fund”) (each, a “Fund” or “Target Fund,” and together, the “Funds” or “Target Funds”). After careful consideration, the Funds’ investment advisor, One Capital Management, LLC (“OCM” or the “Advisor”), has recommended, and the Board of Trustees (the “Board”) of FundX Investment Trust (the “Trust”) has approved, the reorganization of the Target Funds into the FundX Flexible ETF and the FundX Conservative ETF, respectively (each, a “FundX ETF,” or “Acquiring ETF,” and together, the “FundX ETFs” or the “Acquiring ETFs”). These transactions will each be referred to as the “Conversion” or “Reorganization,” or together as the “Conversions” or the “Reorganizations.” OCM believes that each Fund’s shareholders will benefit from the Conversion. Both the Funds and the FundX ETFs are series of the Trust, a Delaware statutory trust. Each Target Fund will reorganize into the corresponding Acquiring ETF as set forth in the table below:

Target Fund		Acquiring ETF
FundX Flexible Income Fund	à	FundX Flexible ETF
FundX Conservative Upgrader Fund	à	FundX Conservative ETF

The Target Funds operate as traditional open-end mutual funds. The Acquiring ETFs operate as exchange-traded funds (each, an “ETF”). The Target Funds and the Acquiring ETFs have identical investment objectives, investment strategies, restrictions and risks, with the exception of the risks related to operation as ETFs. Furthermore, there will be no change in investment advisor or portfolio managers.

There are differences in:

•how the Acquiring ETFs are distributed;
•purchase procedures for the Acquiring ETFs; and
•redemption procedures for the Acquiring ETFs.

Each of the differences is summarized further in this Information Statement. After the Reorganizations occur, each Acquiring ETF will be operated at a lower total expense ratio than the corresponding Target Fund. Shares of the Acquiring ETFs will be listed for trading on the New York Stock Exchange (the “NYSE” or “Exchange”).

In preparation for the closing of the Reorganizations, the last day to purchase or redeem shares of the Target Funds will be October 3, 2023. The Reorganization is expected to close after the end of trading on October 6, 2023. The Acquiring ETFs will open for trading on or around October 9, 2023.

This Information Statement sets forth concisely the information you should know about the Reorganizations of the Target Funds and constitutes an offering of the shares of the Acquiring ETFs issued in the Reorganizations. Please read it carefully and retain it for future reference.

The following documents each have been filed with the U.S. Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•the Statement of Additional Information (“SAI”) dated September 12, 2023 relating to this Information Statement/Prospectus;
•the Prospectus related to the Target Funds, dated January 30, 2023, as supplemented June 26, 2023 and is on file with the SEC (http://www.sec.gov) (File No. 811-22951) (Accession No. 0000894189-23-000591);

•the SAI related to the Target Funds, dated January 30, 2023, as supplemented May 26, 2023 and is on file with the SEC (http://www.sec.gov) (File No. 811-22951) (Accession No. 0000894189-23-000591);

•the Annual Report to shareholders of the Target Funds for the fiscal year ended September 30, 2022, which has previously been sent to shareholders of the Target Funds and is on file with the SEC (http://www.sec.gov) (File No. 811-22951) (Accession No. 0000894189-22-008757); and

•the Semi-Annual Report to shareholders of the Target Funds for the six-month semi-period ended March 31, 2023, which has previously been sent to shareholders of the Target Funds and is on file with the SEC (http://www.sec.gov) (File No. 811-22951) (Accession No. 0000894189-23-004103).

In addition, the Trust has filed with the SEC Summary Prospectuses, a Prospectus and a SAI for the Acquiring ETFs as they will be offered after the Conversions. Because the Acquiring ETFs have not yet commenced operations, no annual or semi-annual report is available.
    Information Statement    ii

This Information Statement will be mailed on or about September 12, 2023 to shareholders of record of the Target Funds as of July 31, 2023 (the “Record Date”).

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Target Funds’ Prospectus, SAI, annual and semi-annual reports and the SAI related to this Information Statement are available upon request and without charge by writing to the Funds at FundX Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll-free at 1-866-455-FUND [3863]. They are also available, free of charge, at the Funds’ website at www.fundxfunds.com. This information is also accessible via the EDGAR database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Information Statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or make any representation not contained in this Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

We are not asking you for a proxy and you are requested not to send us a proxy.
    Information Statement    iii

OVERVIEW

This Information Statement/Prospectus relates to the Reorganizations of the Target Funds into the Acquiring ETFs. The Reorganizations are taking place to convert the Funds, each a traditional open-end mutual fund, into ETFs.

The Trust, which is organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. The Target Funds and the Acquiring ETFs are organized as separate series of the Trust.

Shareholders of the Funds are not required to approve the Reorganization. Section 4 of Article VIII of the Trust’s Declaration of Trust permits the Trust, unless otherwise required by law, to cause any one or more series of the Trust to be merged or consolidated with or into any one or more series of the Trust without shareholder approval. The Funds and the FundX ETFs are all series of the Trust and are considered to be affiliated companies under the 1940 Act, and the Reorganizations are considered to be mergers of affiliated companies for purposes of Rule 17a-8 under the 1940 Act. Rule 17a-8(3) permits the merger of affiliated companies without obtaining shareholder approval if: (i) no fundamental policy of the merging company is materially different from the fundamental policies of the surviving company; (ii) no advisory contract between the merging company is materially different from an advisory contract of the surviving company; (iii) trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and (iv) any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company. The Reorganizations meet the criteria set forth in Rule 17a-8(3). Furthermore, the Board, including a majority of the Independent Trustees, has determined that the Conversions are in the best interests of the Funds, and that the interests of the Funds’ shareholders will not be diluted as a result of the Conversions. Each Acquiring ETF will operate using the same investment strategies and policies, and the same portfolio managers, as the corresponding Target Fund.

FEES AND EXPENSES

As an investor, shareholders pay fees and expenses to buy and hold shares of the Target Funds or the Acquiring ETFs. Neither the Target Funds nor the Acquiring ETFs charge a front-end or deferred “sales charge” or Rule 12b-1 plan fees. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Target Funds and the Acquiring ETFs. There is no pro forma column because the Acquiring ETF column shows the fees and expenses that will apply going forward; the Acquiring ETFs are not operational and do not currently have assets.

The information below is based on actual expenses incurred by the Target Funds during the six months ended March 31, 2023, annualized to reflect the expenses for a one year period. Due to changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

With respect to the Acquiring ETFs, the following tables do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of shares.

Information Statement    1

FundX Flexible Income Fund/FundX Flexible ETF
Summary of Fund Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Target Fund	Acquiring ETF
	None	None

Annual Fund Operating Expenses(1)(2) (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring ETF
Management Fee	0.70%	0.70%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.44%	None
Acquired Fund (Underlying Fund) Fees and Expenses(3)	0.54%	0.54%
Total Annual Fund Operating Expenses	1.68%	1.24%
Expense Reduction/Reimbursement	-0.15%	None
Total Annual Fund Operating Expenses(4)	1.53%	1.24%
1.Expenses shown are expenses incurred by the Target Fund during the six months ended March 31, 2023, annualized to reflect the expenses for a one year period.
2.One Capital Management, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Flexible Income Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement for shares of the Flexible Income Fund to 0.99% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect at least until January 31, 2024. A reimbursement may be requested by the Advisor for fee reductions and/or expense payments made within the prior three years if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. To the extent that the Fund incurs expenses excluded from the Expense Cap, net operating expenses of the Fund may be higher than the Expense Cap. The Expense Cap may be terminated at any time after January 31, 2024, by the Trust’s Board of Trustees upon 60-day notice to the Advisor, or by the Advisor with the consent of the Board.
3.The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4.U.S. Bank Global Fund Services rebates a portion of fees from certain Underlying Funds for processing transactions. If such amounts were reflected in this table, the Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement would have been 1.48% and 1.24% for the Target Fund and Acquiring ETF, respectively.

FundX Conservative Upgrader Fund/FundX Conservative ETF
Summary of Fund Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Target Fund	Acquiring ETF
	None	None

Annual Fund Operating Expenses(1)(2) (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring ETF
Management Fee	1.00%	1.00%
Distribution (Rule 12b-1) Fee	None	None
Other Expenses	0.43%	None
Acquired Fund (Underlying Fund) Fees and Expenses(3)	0.71%	0.71%
Total Annual Fund Operating Expenses	2.14%	1.71%
Expense Reduction/Reimbursement	-0.08%	None
Total Annual Fund Operating Expenses(4)	2.06%	1.71%
1.Expenses shown are expenses incurred by the Target Fund during the six months ended March 31, 2023, annualized to reflect the expenses for a one year period.
Information Statement    2

2.The Advisor has contractually agreed to reduce its fees and/or pay the Conservative Upgrader Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement for shares of the Conservative Upgrader Fund to 1.35% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect at least until January 31, 2024. A reimbursement may be requested by the Advisor for fee reductions and/or expense payments made within the prior three years if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. To the extent that the Fund incurs expenses excluded from the Expense Cap, net operating expenses of the Fund may be higher than the Expense Cap. The Expense Cap may be terminated at any time after January 31, 2024, by the Trust’s Board of Trustees upon 60-day notice to the Advisor, or by the Advisor with the consent of the Board.
3.The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4.U.S. Bank Global Fund Services rebates a portion of fees from certain Underlying Funds for processing transactions. If such amounts were reflected in this table, the Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement would have been 2.02% and 1.71% for the Target Fund and Acquiring ETF, respectively.

Example of Effect of Fund Expenses
The Example is intended to help you compare the costs of investing in a Fund with the cost of investing in the corresponding FundX ETF, assuming the Reorganization has been completed. The Example assumes that you invest $10,000 in either a Fund or corresponding FundX ETF for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the total operating expenses of each Fund and the corresponding FundX ETF remain the same. With respect to the FundX ETFs, the Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
FundX Flexible Income Fund	$156	$515	$899	$1,975
FundX Flexible ETF	$126	$393	$681	$1,500

	One Year	Three Years	Five Years	Ten Years
FundX Conservative Upgrader Fund	$209	$662	$1,142	$2,466
FundX Conservative ETF	$174	$539	$928	$2,019

Portfolio Turnover
As funds-of-funds, the Funds do not typically pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” their portfolios), except with respect to any purchases or sales of ETFs. If transaction costs are involved, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when a Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Funds’ performance.

During the six months ended March 31, 2023, the Flexible Income Fund’s portfolio turnover rate was 99% of the average value of its portfolio. The FundX Flexible ETF is expected to have a similar portfolio turnover rate. During the six months ended March 31, 2023, the Conservative Upgrader Fund’s portfolio turnover rate was 91% of the average value of its portfolio. The FundX Conservative ETF is expected to have a similar portfolio turnover rate.

COMPARISON OF INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND RESTRICTIONS
There are no differences in the investment objectives or investment restrictions between each Target Fund and the corresponding Acquiring ETF. The investment strategies of each Target Fund and its corresponding Acquiring ETF are substantially similar. The same portfolio managers that manage each Target Fund will continue to manage the corresponding Acquiring ETF. For purposes of this section, the
Information Statement    3

Target Funds and the Acquiring ETFs may each be referred to as a “Fund,” and collectively as the “Funds.”

Investment Objectives of the Target Funds and the Acquiring ETFs
The investment objective for the Flexible Income Fund and Flexible ETF is to seek to generate total return, which is capital appreciation plus current income. The investment objective for the Conservative Upgrader Fund and Conservative ETF is to seek to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility.

Principal Investment Strategies of the Target Funds and the Acquiring ETFs
The investment strategies for each Target Fund and the corresponding Acquiring ETF are substantially similar as outlined below.

Target Fund: FundX Flexible Income Fund	Acquiring ETF: FundX Flexible ETF
The Flexible Income Fund is a fund-of-funds and as such invests primarily in no-load and load-waived mutual funds, including ETFs (“Underlying Funds”). The Underlying Funds, in turn, invest primarily in individual securities such as common stocks and corporate or government bonds.	The Flexible ETF is an ETF-of-ETFs and as such invests primarily in other ETFs (“Underlying ETFs”). The Underlying ETFs, in turn, invest primarily in individual securities such as common stocks and corporate or government bonds.
Because markets change, the Advisor actively manages the Fund’s portfolio using a proprietary investment strategy called Upgrading, which seeks to capture global market trends. The Advisor invests in the Underlying Funds that it considers to be in sync with current market leadership. The Advisor sells an Underlying Fund when it believes that the Underlying Fund is no longer performing in sync with current market leadership or if a new Underlying Fund is judged more attractive than a current holding.	Same, except the FundX Flexible ETF will only invest in Underlying ETFs.
Under normal market conditions, the Flexible Income Fund will invest predominately in Bond Underlying Funds of varying maturity, credit quality (including high-yield securities, or “junk bonds”) and regional exposure. The Fund attempts to take advantage of bond market leadership trends by targeting those areas of the bond market that are excelling in the current market environment. The Fund aims to control downside risk by limiting exposure to more volatile areas of the bond market. The Flexible Income Fund may purchase, without limit, shares of Underlying Funds that invest in domestic and international corporate or government bonds.	Same, except the FundX Flexible ETF will invest in Bond Underlying ETFs.
Information Statement    4

Target Fund: FundX Flexible Income Fund	Acquiring ETF: FundX Flexible ETF
To a lesser extent the Flexible Income Fund may also invest a portion of its assets in Total Return Underlying Funds, which may employ a wide variety of investment strategies, including blending equity securities with fixed income instruments, and techniques designed to provide steady returns with dampened volatility, such as market neutral, long/short, and arbitrage strategies. Because Total Return Underlying Funds are not fully invested in bonds, these funds typically have less credit and interest rate risk.	Same, except the FundX Flexible ETF will invest in Total Return Underlying ETFs.
For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments, money market funds or U.S. government repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. To the extent the Fund is invested in such defensive instruments, the Fund may not achieve its investment objective, on account of following a temporary defensive strategy being inconsistent with the Fund’s principal investment strategy. Taking a temporary defensive strategy is inconsistent with the Fund’s principal investment strategies.
Same.

Target Fund: FundX Conservative Upgrader Fund	Acquiring ETF: FundX Conservative ETF
The Conservative Fund is a fund-of-funds and as such invests primarily in no-load and load-waived mutual funds, including ETFs (“Underlying Funds”). The Underlying Funds, in turn, invest primarily in individual securities such as common stocks and corporate or government bonds.
The Conservative ETF is an ETF-of-ETFs and as such invests primarily in ETFs (“Underlying ETFs”). The Underlying ETFs, in turn, invest primarily in individual securities such as common stocks and corporate or government bonds.
Because markets change, the Advisor actively manages the Fund’s portfolio using a proprietary investment strategy called Upgrading, which seeks to capture global market trends. The Advisor invests in the Underlying Funds that it considers to be in sync with current market leadership. The Advisor sells an Underlying Fund when it believes that the Underlying Fund is no longer performing in sync with current market leadership or if a new Underlying Fund is judged more attractive than a current holding.	Same, except the Conservative ETF invests only in Underlying ETFs.
Information Statement    5

Under normal market conditions, the Conservative Fund may invest in Core Equity Underlying Funds, which generally invest in diversified portfolios of equity securities of well-established U.S. and foreign companies with a wide range of market capitalizations. Core Equity Underlying Funds may also invest in fixed income securities. Core Equity Underlying Funds allow the Fund to participate in broad stock market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. The Conservative Fund may purchase, without limit, shares of Underlying Funds that invest in domestic, international and global securities.	Same, except the Conservative ETF will invest in Underlying ETFs.
Information Statement    6

The Conservative Fund may also invest in Total Return and Bond Underlying Funds which are less aggressive. Total Return Underlying Funds may employ a wide variety of investment strategies, including blending equity securities with fixed income instruments, and techniques designed to provide steady returns with dampened volatility, such as market neutral, long/short, and arbitrage strategies. Because Total Return Underlying Funds are not fully invested in bonds, these funds typically have less credit and interest-rate risk. Bond Underlying Funds invest in fixed income securities of varying maturity, credit quality (including high-yield securities, or “junk bonds”) and regional exposure. The Fund attempts to take advantage of bond market leadership trends by targeting those areas of the bond market that are excelling in the current market environment. The Conservative Fund aims to control downside risk by limiting exposure to more volatile areas of the bond market. Investments in Total Return and Bond Underlying Funds are intended to reduce the risk and potential volatility of the Core Equity Underlying Funds, although there can be no assurance that Bond Underlying Funds will be able to moderate risk in this manner. Bond Underlying Funds attempt to cushion stock market volatility.	Same, except the Conservative ETF invests only in Underlying ETFs.
For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments, money market funds or U.S. government repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. To the extent the Fund is invested in such defensive instruments, the Fund may not achieve its investment objective, on account of following a temporary defensive strategy being inconsistent with the Fund’s principal investment strategy. Taking a temporary defensive strategy is inconsistent with the Fund’s principal investment strategies.
Same

Principal Investment Risks of the Target Funds and the Acquiring ETFs
Although the Funds principally invest in any number of Underlying Funds or Underlying ETFs (the Target Funds invest in Underlying Funds and the Acquiring ETFs invest in Underlying ETFs), this investment strategy does not eliminate investment risk. Therefore, there is no assurance that the Funds will achieve their investment objectives. Since the prices of securities in the Underlying Funds or Underlying ETFs or Underlying ETFs may fluctuate, the value of your investment in the Funds may fluctuate and you could lose money. The following list sets forth more information about the principal risks that apply to the Funds and FundX ETFs. The following risks apply to each Fund and FundX ETF unless otherwise noted:

Information Statement    7

•ETF Risk (for the Acquiring ETFs only).

◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Each Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions

◦Cash Redemption Risk. A Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, a Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., TBA transactions, short positions, derivative instruments, and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, a Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

◦Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid-ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid-ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

◦Trading. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules
Information Statement    8

applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Funds’ underlying portfolio holdings, which can be significantly less liquid than Shares.

•General Market Risk. The Funds’ assets will be invested in Underlying Funds or Underlying ETFs that themselves invest primarily in equity securities. The value of your investment in each Fund depends on the value of the Underlying Funds or Underlying ETFs it owns. In turn, the value of an Underlying Fund or Underlying ETF depends on the market value of the equity securities in which it has invested. General market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time. General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

•Management Risk. Management risk describes a Fund’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund. The value of your investment in a Fund is subject to the investment strategies used by the Underlying Funds or Underlying ETFs in selecting investments, including the ability of the investment advisory organizations that manage the Underlying Funds or Underlying ETFs in assessing economic conditions and investment opportunities, and may not result in an increase in the value of your investment or in overall performance equal to other investments. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•Foreign Securities Risk. One or more Underlying Funds or Underlying ETFs may invest in the securities of foreign companies. As a result, such Underlying Fund or Underlying ETF would be subject to foreign securities risk. Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.

•Leverage Risk. Some Underlying Funds or Underlying ETFs may borrow money for leveraging. Interest expenses may exceed the income from the assets purchased with such borrowings. While the interest obligation resulting from borrowing will be fixed (although they may fluctuate with changing market rates of interest depending on the terms of the relevant agreement), the NAV per share of the Underlying Fund or Underlying ETF will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if it did not borrow funds.

•Small Company Risk (for the Conservative Upgrader Fund/Conservative ETF only). The Funds may invest in Underlying Funds or Underlying ETFs that invest in small capitalization companies. As a result, your investment will be subject to small company risk. Small company risk is the risk that, due to limited product lines, markets or financial resources, dependence on a relatively small management group or other factors, small companies may be more vulnerable than larger companies to adverse business or economic developments. Securities of small companies are generally less liquid and more volatile than securities of larger companies or the market averages. In addition, small companies may not be as well-known to the investing public as large companies, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In addition, the performance of an Underlying Fund or Underlying ETF may be adversely affected during periods when the smaller capitalization stocks are out-of-favor with investors. Under normal market conditions, the Advisor intends to hold small company funds only when small company stocks are outperforming large company stocks.

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•Large Company Risk (for the Conservative Upgrader Fund/Conservative ETF only). Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.

•Sector Emphasis Risk (for the Conservative Upgrader Fund/Conservative ETF only). It is anticipated that the Funds will invest in Underlying Funds or Underlying ETFs with focused investments or that have a particular emphasis on one or more sectors. In the case of an Underlying Fund or Underlying ETF that focuses its investments in a particular industry or sector, events may occur that impact that industry or sector more significantly than the stock market as a whole. Furthermore, each industry or sector possesses particular risks that may not affect other industries or sectors.

•Interest Rate and Credit Risk. Underlying ETFs of this type invest a portion of their assets in bonds, notes and other fixed-income and convertible securities, as well as preferred stock. Generally, the value of a fixed-income portfolio will decrease when interest rates rise and increase when interest rates fall. Therefore, an Underlying ETF’s NAV will fluctuate in response to changes in interest rates. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition to interest rate risk, changes in the creditworthiness of an issuer of fixed-income securities and the market’s perception of that issuer’s ability to repay principal and interest when due can also affect the value of fixed-income securities held by an Underlying ETF.

•High-Yield Securities (Junk Bonds) Risk. The FundX ETFs may invest in Underlying ETFs that focus their investments in securities rated below investment grade. Fixed‑income securities receiving the lowest investment grade rating may have speculative characteristics, and, like securities rated below investment grade, when compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in adverse economic conditions or other circumstances. High-yield, high risk and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity and fluctuations in value due to public perception of the issuer of such securities.

•ETF Trading Risk. Because the Funds invest in ETFs, they are subject to additional risks that do not apply to conventional funds, including the risk that the market price of the ETF’s shares may trade at a discount to its NAV. Also, an active secondary trading market for an ETF’s shares may not develop or be maintained, or trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate. This could lead to a lack of market liquidity, thereby forcing a Fund to sell its shares in an ETF for less than the shares’ NAV. Further, an ETF’s shares may be delisted from the securities exchange on which they trade. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

•Portfolio Turnover Risk. As funds-of-funds, the Funds do not typically pay transaction costs, such as commissions when buying and selling mutual funds. However, to the extent a Fund buys and sells ETFs, it may be subject to certain transactions costs. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. All of the Funds have portfolio turnover rates in excess of 100%.

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•Upgrading Strategy Risk. The Funds employ an Upgrading strategy whereby they continually seek to invest in the top-performing funds at a given time. When investment decisions are based on near-term performance, however, the Funds may be exposed to the risk of buying Underlying Funds or Underlying ETFs immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value. Furthermore, focusing on current market leaders may expose the Funds to concentration risk.

•Underlying Fund/Underlying ETFs Risk. The risks associated with the Funds include the risks related to each Underlying Fund or Underlying ETF in which the Funds invest. Although the Funds seek to reduce the risk of your investment by diversifying among mutual funds and ETFs that invest in stocks and, in some cases, bonds, there are inherent risks of investing in various asset classes as described throughout this section. For instance, there are market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund or Underlying ETF, such as risks related to the particular investment management style and that the Underlying Fund or Underlying ETF may underperform other similarly managed funds. To the extent that an Underlying Fund or Underlying ETF actively trades its securities, the Funds will experience a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains. Investments in the Funds result in greater expenses to you than if you were to invest directly in the Underlying Funds or Underlying ETFs. Additionally, because the Underlying Funds or Underlying ETFs may be managed using different investment styles, the Funds could experience overlapping security transactions. For example, one Underlying Fund or Underlying ETF could take a long position in a security, while another Underlying Fund or Underlying ETF is taking a short position in the same security, thereby effectively canceling out the effect of either position. Similarly, one Underlying Fund or Underlying ETF may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style. Finally, there can be no assurance that any mutual fund, including an Underlying Fund or Underlying ETF, will achieve its investment objective.

•Market Events Risk. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.

Investment Restrictions of the Target Funds and the Acquiring ETFs
The investment restrictions for Target Funds and the Acquiring ETFs are identical as outlined below.

The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of a Fund’s outstanding voting securities as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund. These investments restrictions do not impact the Underlying Funds or Underlying ETFs.

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Each Fund may not:

1.Make loans to others, except to the extent a repurchase agreement is deemed to be a loan.

2.(a) Borrow money, except for temporary or emergency purposes. Any such borrowing will be made only if, immediately thereafter, there is asset coverage of at least 300% of all borrowings. (b) Mortgage, pledge or hypothecate up to 33 1/3% of its assets except in connection with any such borrowings.

3.Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account or underwrite securities. (This does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).

4.Purchase or sell real estate, commodities, or commodity contracts.

5.Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of related industries (other than investment companies). This restriction does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities.

6.Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

7.With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities or securities of other investment companies.)

Each Fund observes the following policies, which are not deemed fundamental, and which may be changed without shareholder vote. Each Fund may not:

1.Invest in any issuer for purposes of exercising control or management.

2.With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

3.Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

PERFORMANCE HISTORY

For the Conversion, each Acquiring ETF will be the surviving legal entity, and will adopt the accounting history of the corresponding Target Fund. As a result, each Acquiring ETF will assume the financial and performance history of the corresponding Target Fund when the Conversion closes.

The following performance information indicates some of the risks of investing in the Target Funds. The bar charts show each Target Fund’s performance for the calendar years ended December 31 as shown. The tables illustrate how each Target Fund’s average annual returns for one-year, five years and ten-years periods compare with those of a broad measure of market performance. A Target Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.fundxfunds.com or by calling the Funds toll-free at 1-866-455-FUND [3863].
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FundX Flexible Income Fund- INCMX

Calendar Year Total Returns as of December 31

20%
10%
0%
-10%
3.68%
3.46%
-1.20%
5.23%
6.04%
-2.81%
7.92%
1.39%
5.07%
-10.85%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

For the calendar year-to-date period ended June 30, 2023, the Flexible Income Fund’s total return was 0.85%. During the period of time shown in the bar chart, the Flexible Income Fund’s highest quarterly return was 4.72% for the quarter ended December 31, 2020 and the lowest quarterly return was -6.38% for the quarter ended March 31, 2020.

Average Annual Total Returns
For Periods Ended December 31, 2022 for the Target Fund

FundX Flexible Income Fund	1 Year	5 Years	10 Years
Return Before Taxes	-10.85%	-0.08%	1.65%
Return After Taxes on Distributions	-11.65%	-1.24%	0.17%
Return After Taxes on Distributions and Sale of Fund Shares	-6.35%	-0.50%	0.69%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
ICE BofA US 3-Month US Treasury Bill Index	1.47%	1.27%	0.77%

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FundX Conservative Upgrader Fund- RELAX

Calendar Year Total Returns as of December 31

20%
0%
18.56%
5.79%
0.10%
6.55%
10.97%
-3.10%
18.99%
11.64%
9.90%
-12.54%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

For the calendar year-to-date period ended June 30, 2023, the Conservative Upgrader Fund’s total return was 2.91%. During the period of time shown in the bar chart, the Conservative Upgrader Fund’s highest quarterly return was 10.79% for the quarter ended June 30, 2020, and the lowest quarterly return was -13.20% for the quarter ended March 31, 2020.

Average Annual Total Returns
For Periods Ended December 31, 2022 for the Target Fund

FundX Conservative Upgrader Fund	1 Year	5 Years	10 Years
Return Before Taxes	-12.54%	4.35%	6.27%
Return After Taxes on Distributions	-16.22%	2.46%	4.69%
Return After Taxes on Distributions and Sale of Fund Shares	-4.71%	3.17%	4.66%
Morningstar Global Market Large-Mid Cap Index (reflects no deduction for fees, expenses or taxes)*	-18.27%	5.12%	7.99%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Balanced Index (60% S&P 500/40% Bloomberg US Aggregate Bond Index)	-11.72%	5.87%	8.05%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
*The inception date of the Morningstar Global Markets Large-Mid Cap Index is November 15, 2016, and the performance inception date of the index is June 30, 1998. Returns prior to the inception date have been synthetically calculated by the index provider.

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and
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any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period. The after‑tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. The after‑tax returns are not relevant if you hold your Fund shares through a tax‑deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

In certain cases, Return After Taxes on Distribution and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your tax situation and may differ from these shown.

MANAGEMENT OF THE FUNDS
Investment Advisor

One Capital Management, LLC is the investment advisor to the Target Funds and the Acquiring ETFs. Prior to February 4, 2022, the Funds’ investment advisor was FundX Investment Group, LLC. The Advisor is located at 13075 Townsgate Road, Suite 350, Westlake Village, California 91361. As of June 30, 2023, the Advisor had approximately $5.4 billion in assets under management.

The Acquiring ETFs have entered into an investment advisory agreement with the Advisor. For the services it provides the Acquiring ETFs, each Acquiring ETF pays the Advisor a unitary management fee at an annual rate of a percentage of the its average daily net assets as follows: The Flexible Income ETF pays 0.70% of assets and the Conservative ETF pays 1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion. From the unitary management fees, the Advisor pays most of the expenses of the Acquiring ETFs, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under each Advisory Agreement, the Advisor is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes, and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Advisor is responsible for the day-to-day management of the Acquiring ETFs in accordance with the Acquiring ETFs’ investment objective and policies. The Advisor also furnishes the Acquiring ETFs with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement.

The Advisor supervises each Target Fund’s investment activities and determines which investments are purchased and sold by the Target Funds. The Advisor also furnishes each Target Fund with office space and certain administrative services and provides most of the personnel needed by the Target Funds. Under an investment advisory agreement with the Target Funds, each Target Fund compensates the Advisor for its investment advisory services as shown in the table below. The Advisor enters into an advisory agreement with the Trust, on behalf of the Target Funds. The management fees are paid by the Target Funds and are not a unitary management fee, meaning each Fund is responsible for payment of its expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services. For the fiscal year ended September 30, 2022, the following net management fees are paid as a percentage of average daily net assets. The “net” management fee reflects the amount received because the Advisor is required to waive a portion, or in some cases all, of its fees pursuant to the expense limitation agreement described below:
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	Annual Advisory Fee	Net Advisory Fee (after waivers or recoupments)
FundX Flexible Income Fund	0.70%	0.66%
FundX Conservative Upgrader Fund	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.	1.00%

A discussion regarding the basis of the Board’s approval of the investment advisory agreement between the Target Funds and the Advisor is available in the Target Funds’ Annual Report to shareholders for the fiscal year ended September 30, 2022. A discussion of the Board’s approval of the investment advisory agreement between the Acquiring ETFs and the Advisor will be available in the Acquiring ETFs’ next annual or semi-annual report to shareholders.

Fund Expenses
Each Fund is responsible for its own operating expenses. However, the Advisor has contractually agreed to waive all or a portion of its management fees and pay expenses of the Target Funds to ensure that the Target Funds’ aggregate annual operating expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed the following amounts as a percentage of each Target Fund’s average daily net assets:

	Current Expense Cap for Target Fund	Termination Date for Target Fund
FundX Flexible Income Fund	0.99%	January 31, 2024
FundX Conservative Upgrader Fund	1.35%	January 31, 2024

The term of each Fund’s operating expenses limitation agreement, subject to its annual approval by the Board, is indefinite, and it can only be terminated by the Board. The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36‑month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause a Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board. Notwithstanding the foregoing, to the extent the Advisor previously waived fees or paid expenses for the Target Fund, the Board has determined it appropriate and pursuant to the Agreement and Plan of Reorganization, the Advisor may recoup any such fees and expenses for up to 36 months from the date such fees and expenses were waived or paid on behalf of the Target Fund prior to the Reorganization.

The Acquiring ETFs are not subject to an expense limitation arrangement similar to that of the Target Funds due to the Acquiring ETFs’ unitary management fee structure, under which the Advisor pays for the Funds’ operating expenses, as described above.

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Portfolio Managers
The Portfolio Managers for the Target Funds and the Acquiring ETFs are the same. Investment decisions for each of the Funds are made by an investment committee consisting of senior portfolio managers and experienced investment professionals within the Advisor’s organization. No one person is solely responsible for the day-to-day management of a Fund’s portfolio. The members of the investment committee are listed in the table below.

Name	Title	Tenure with the Advisor*
Janet Brown	Portfolio Manager	1978
Martin DeVault	Portfolio Manager	1992
Sean McKeon	Portfolio Manager	1990

* The Advisor to the Funds was FundX Investment Group, LLC from 2001 – 2022 and is One Capital Management, LLC from 2022 – present.

Each member of the investment committee is jointly and primarily responsible for the day-to-day management of the Funds’ portfolios. There is no lead portfolio manager. There are no limitations or restrictions on any one portfolio manager’s role relative to the other portfolio managers on the investment committee. Each portfolio manager generally serves as a research analyst. The investment committee discusses investment ideas and the overall structure of a portfolio using the Upgrading investment strategy. Investment decisions are then made collectively by the investment committee.

The Funds’ SAIs provide additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Funds.

DIFFERENCE IN PURCHASE PROCEDURES AND REDEMPTION PROCEDURES

There are material differences in the distribution procedures, purchase procedures and exchange rights, and redemption procedures. The table below summarizes the changes generally, but please see the narrative discussion following the table for more information about these topics. Additionally, see Appendix A for more information on purchase and redemption procedures.

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	Target Fund	Acquiring ETF
Distribution	Shares may be purchased directly from the Fund or through financial intermediaries, including platforms.
Individual shares may be purchased in the secondary market on an exchange, through a broker.

New shares may only be purchased directly from an ETF in large groups called “creation units” (10,000 or more shares) and only through an “Authorized Participant” (or “AP”).

Purchase procedures	Shareholders open an account with the Target Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the Exchange, through a broker. Authorized Participants may purchase creation units of shares from the Trust.
Redemption procedures	Shareholders may redeem shares directly from the Target Fund at NAV at any time and will receive proceeds in cash.
Individual shareholders “exit” their investment in the Acquiring ETF by selling shares on the Exchange, through a broker.

Shares may only be redeemed in creation units by Authorized Participants; redeeming shareholders receive securities, not cash.

For both the Target Funds and the Acquiring ETFs, the NAV of a Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

Both the Target Funds and Acquiring ETFs employ fair value pricing selectively to ensure greater accuracy in daily NAV calculation and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable.

Differences in Purchases of Shares

Target Funds
Shares of the Target Funds are sold at NAV. Shareholders or prospective shareholders of the Target Funds may purchase shares of the Target Funds on any day that the NYSE is open for trading, subject to certain restrictions. Target Fund shares may be purchased on any business day by written request via mail (FundX Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1‑866‑455‑FUND [3863], or through a financial intermediary. Target Fund shares may also be purchased by wire transfer. The minimum initial investment for the Target Fund is $100,000 and the minimum subsequent investment is $50.

Acquiring ETFs
Shares of the Acquiring ETFs are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because the Acquiring ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Acquiring ETFs issue and redeem shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Acquiring ETFs generally issue and redeem Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
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When purchasing shares of the Acquiring ETF, investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Differences in Redemption of Shares

Target Funds
Shares of the Target Funds are redeemed directly from the Target Funds at NAV on any day that the NYSE is open for trading, subject to certain restrictions. Target Fund shares may be redeemed on any business day by written request via mail (FundX Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1‑866‑455‑FUND [3863], or through a financial intermediary. Target Fund shares may also be redeemed by wire transfer.

Acquiring ETFs
The Acquiring ETFs are traded on the Exchange. Individual ETF shares are not redeemed by investors directly from the Acquiring ETFs, except in creation units. To exit an investment, an investor would sell individual ETF Shares on the Exchange through a broker-dealer. If an investor wishes to sell shares of the Acquiring ETFs, the investor should contact their broker. Investors may incur a brokerage fee when selling shares of the Acquiring ETFs. Because the shares trade on an exchange at market prices rather than at the net asset value shares may trade at market prices that are greater than net asset value (premium) or less than net asset value (discount).

Only certain large investors that have contractually agreed to be, and have been designated as, APs are able to redeem large blocks of shares directly with the Acquiring ETFs. Redemption activity conducted by APs directly with the Acquiring ETFs will generally be done in increments of 10,000 share Creation Units. A Transaction Fee is charged per Creation Unit to APs who redeem shares in Creation Units.

DISTRIBUTOR

Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, is located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 (“Quasar”), and acts as the principal underwriter for the Target Funds and the Acquiring ETFs in a continuous public offering of their shares. Pursuant to a distribution agreement between Quasar and the Target Funds and the Acquiring ETFs, respectively (each, a “Distribution Agreement”), Quasar acts as the Target Funds’ and Acquiring ETFs’ principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Target Funds’ and Acquiring ETFs’ shares. Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of FINRA.

Each Distribution Agreement continues in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Target Fund’s or an Acquiring ETF’s outstanding voting securities, and, in either case by a majority of the Independent Trustees. Each Distribution Agreement is terminable without penalty by the Trust on a 60-day written notice when authorized either by a majority vote of a Target Fund’s or Acquiring ETF’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by the Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

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INFORMATION ABOUT THE CONVERSION
The Conversions

As explained in this Information Statement, each Conversion will be effected pursuant to an Agreement and Plan of Reorganization (each, a “Reorganization Agreement”), forms of which are provided in Appendix B. Under its Reorganization Agreement, each Target Fund will transfer all of its assets (other than cash paid out to shareholders for fractional shares, if any) to the corresponding Acquiring ETF in exchange for the assumption of all liabilities of the Target Fund by its corresponding Acquiring ETFs and shares of the Acquiring ETF having an aggregate net asset value (other than cash in lieu paid out for fractional shares, if any) equal to the aggregate net asset value of the shares of the Target Fund on the Closing Date for the Conversion (currently, the Closing Date is expected to be October 6, 2023). The shares of an Acquiring ETF will be distributed pro rata to the shareholders of the corresponding Target Fund in complete liquidation of the Target Fund. Holders of shares of a Target Fund will receive the number of shares of the corresponding Acquiring ETF (and cash in lieu of fractional shares, if any) equal in value to the aggregate net asset value of the shares of the Target Fund that the shareholder held immediately prior to the Conversion. As a result of a Conversion, a shareholder of a Target Fund will have approximately the same percentage of ownership in the corresponding Acquiring ETF as such shareholder’s percentage of ownership in the Target Fund prior to the Conversion, adjusted for the payment of cash in redemption of fractional shares.

The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target Funds and the Acquiring ETFs, has approved the Plan of Reorganization. The Plan of Reorganization provides for:

a.the transfer of all of the assets (other than paid out for fractional shares, if any) and the liabilities of the Target Funds to the Acquiring ETFs in exchange for shares of the Acquiring ETFs;

b.the distribution of the Acquiring ETFs shares to the Target Funds’ shareholders; and

c.the termination of the Target Funds as a separate series of the Trust.

If the proposed Conversions are completed, the Acquiring ETFs will acquire all of the assets (other than paid out for fractional shares, if any) and the liabilities of the Target Funds, and shareholders of the Target Funds will receive shares of the Acquiring ETFs with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Conversion (other than paid out for fractional shares, if any).

Reasons for the Proposed Conversions
The Conversions have been proposed because the Advisor believes that it is in the best interests of each Target Fund and its shareholders that the Target Fund be merged with the corresponding Acquiring ETF because: (1) each Acquiring ETF has an identical investment objective and the same investment strategies and policies as the corresponding Target Fund; (2) operating the investment strategies in the ETF model will be less expensive than continuing to operate in a mutual fund model; (3) shareholders will be able to purchase or sell shares of the Acquiring ETFs throughout the trading day at the then prevailing market price; and (4) each Acquiring ETF is expected to have a lower total expense ratio than the corresponding Target Fund and will provide certain tax efficiencies as discussed below under the sub-heading “Federal Tax Consequences.”

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The Advisor recognizes that after the Conversion, shareholders will no longer have the right to redeem fund shares individually from the Funds directly for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts. On balance, however, the Advisor believes that operating the Funds as ETF will result in a better outcome for shareholders over the long-term.

The Advisor believes the Acquiring ETF will be less expensive to operate because some types of fees, commonly paid by mutual funds, are not paid by ETFs or are paid at a much lower level. These fees are:

a.Transfer agency fees, which are paid to transfer agent to maintain records reflecting share ownership. For mutual funds, the transfer agent maintains individual share ownership records and processes shareholder transactions. In an ETF, this transfer agency function is simplified and less expensive because the ETF can use a system operated by DTC. Transfer agency arrangements for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund and sometimes, specific expenses incurred to service the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs is often less than the minimum for traditional mutual funds.

b.Shareholder servicing fees, which are paid to a shareholder servicing agent to provide services to shareholders, primarily information about their account. ETFs do not have these programs and shareholders receive this information from their financial intermediaries instead.

c.State registration fees, which many states require mutual funds to pay. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Exchange-listed securities, like ETFs, are exempt from these fees. However, ETFs must pay an exchange listing fee. While circumstances vary, exchange listing fees are lower than the state registration fees for mutual funds.

d.Custody fees, which are fees paid to a service provider that holds the fund’s assets. Both mutual funds and ETFs pay a fee for the safe holding of fund assets. Custody arrangements also include activity-based custody fees, which relate to the frequency of transactions involving portfolio assets. These fees are incurred at a much lower rate by ETFs than by mutual funds, because of the way ETF shares are purchased. In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by the Fund and its shareholders.

e.When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are not incurred by the ETF. In the ETF creation unit process, the ETF will receive incoming transfers of shares, so that the ETF does not incur traditional activity-based custody fees and brokerage transaction expenses when new ETF shares are created.

f.When a mutual fund redeems shares, it may sell portfolio holdings to pay redemptions, and pay custody fees on those trades and realize capital gains and losses to be distributed to all shareholders. When a block of shares is redeemed from the ETF, the redemption is paid out by delivering to the Authorized Participant shares of the underlying portfolio holdings, which means that the ETF generally does not sell portfolio holdings to pay redemptions. (We say “generally” because the Target Funds may sell foreign securities; in some foreign securities markets, often called “cash in lieu” markets; in those markets, a shareholder cannot transfer the shares it owns to another shareholder, but has to sell them in the market and deliver the proceeds).
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The Advisor believes that all of these fee reductions will contribute to lower overall total expense ratios for the Acquiring ETFs.

Board Considerations
In considering the Reorganization at meetings held on May 17, 2023 the Board discussed the future of the Target Funds and the advantages of reorganizing the Target Funds into the Acquiring ETFs. Among other things, the Board also reviewed, with the assistance of independent legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreements, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.

In considering each Reorganization, the Board took into account a number of additional factors. Some of the more prominent considerations are discussed further below. The Board considered the following matters with respect to each Reorganization, among others and in no order of priority:

a.The fact that there are no differences in investment objective, principal investment strategies, principal risks, investment restrictions or portfolio management between each Target Fund and the corresponding Acquiring ETF, with the exception of ETF-specific risks;

b.Each Acquiring ETF has the same investment advisor and portfolio managers responsible for day-to-day management as the corresponding Target Fund and the same Board will continue to oversee the Acquiring ETF;

c.The unitary management fee that the Advisor has agreed to maintain for each Acquiring ETF is lower than the current management fee and contractual expense limitation of the corresponding Target Fund;

d.The Reorganization may result in certain economies of scale for the Acquiring ETFs as the total net operating expense ratio for the Acquiring ETFs is expected to be lower than the Target Funds following the Reorganization because of lower operational costs associated with ETFs;

e.The benefits of the ETF structure, including increased flexibility to buy and sell shares at current prices, the transparency of portfolio holdings as well as the tax advantages of the ETF structure as discussed above;

f.The Reorganization, as contemplated by the Reorganization Agreement, will be a tax-free reorganization;

g.The costs of the Reorganization, as set forth in the Reorganization Agreement, will be borne by the Advisor;

h.The interests of the current shareholders of the Target Funds and the Acquiring ETFs will not be diluted as a result of the Reorganization;

i.The Target Fund shareholders will receive corresponding Acquiring ETF shares with the same aggregate net asset value as their Target Fund shares (adjusted for distributions to redeem fractional shares, if any); and

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j.After the Conversion, Acquiring ETF shareholders will be able to purchase and sell shares throughout the trading day at the then-prevailing market price on the Exchange.

The Board, including all of the Independent Trustees, concluded that the Reorganization of the Target Funds into the corresponding Acquiring ETFs was in the best interests of each Target Fund and its shareholders, and that the Target Funds’ shareholders would not have their interests diluted as a result of the Conversions. The determinations on behalf of the Funds were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that the Reorganizations are in the best interests of shareholders of the Target Funds and the Acquiring ETFs, and accordingly, unanimously approved the Reorganizations of the Target Funds into the Acquiring ETFs and the Reorganization Agreements.

Costs and Expenses of the Reorganizations
The Plan provides that all expenses of the Reorganizations will be borne by the Advisor. Such expenses include, without limitation: (a) postage and mailing; (b) printing; (c) accounting fees; and (d) legal fees incurred by FundX. The costs associated with the Reorganization are expected to be approximately $61,500.

Capitalization
The following table sets forth the capitalization of the Target Funds and on a pro forma basis the successor Acquiring ETFs, as of July 31, 2023, after giving effect to the Reorganization. The table does not show the actual combined aggregate for the number of shares the combined Funds are being issued in connection with the Reorganization, as this will depend on the NAV and the number of shares outstanding of the FundX Flexible Income Fund and FundX Conservative Upgrader Fund at the effective time of the Reorganization.

Fund Capitalization as of July 31, 2023	Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund (FundX Flexible Income Fund)	$63,035,820	2,578,973	$24.44
Acquiring ETF	$0	0	$0.00
Acquiring ETF (Pro Forma)	$63,035,820	2,578,973	$24.44

Fund Capitalization as of July 31, 2023	Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund (FundX Conservative Upgrader Fund)	$63,492,111	1,708,664	$37.16
Acquiring ETF	$0	0	$0.00
Acquiring ETF (Pro Forma)	$63,492,111	1,708,664	$37.16

Federal Tax Consequences
The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (except with respect to cash, if any, received in lieu of fractional shares). Accordingly, no gain or loss is expected to be recognized by the Target Funds or Acquiring ETFs as a direct result of the Reorganization. As a non-waivable condition to the
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Reorganization, the Trust will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code. It is likely that as part of the Reorganization, shareholders will receive cash compensation for any fractional shares that they hold. The redemption of these fractional shares will likely be a taxable event, albeit a small one. For more information on the tax consequences of a Reorganization, see “Additional Information Relating to the Conversion – Federal Income Taxes” later in this Information Statement/Prospectus.

DIVIDENDS AND DISTRIBUTIONS
Target Funds
The Target Funds will make distributions of dividends and capital gains, if any, at least annually, typically in January. The Target Funds may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.

All distributions will be reinvested in Target Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Target Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Dividends will be taxable whether received in cash or in additional shares.

Acquiring ETFs
The Acquiring ETFs intend to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. The Acquiring ETFs will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. The investor’s broker is responsible for distributing the income and capital gain distributions to the investor.

TAXES
Target Funds
Each Target Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. As RICs, the Target Funds will not be subject to federal income tax if they distribute all or substantially all of their income as required by the tax law and satisfy certain other requirements that are described in the SAI. Each Target Fund intends to make distributions of ordinary income and capital gains. In general, Target Fund distributions are taxable to you (unless your investment is through a qualified retirement plan that does not invest with borrowed money), as either ordinary income or capital gain. Dividends and Target Fund distributions of short-term capital gains are taxable to you as ordinary income. Target Fund distributions of long-term capital gain are taxable as long-term capital gain regardless of how long you have held your shares. A portion of the ordinary income dividends paid to you by a Target Fund may constitute qualified dividends eligible for taxation at long-term capital gain rates for individual shareholders or for the dividends-received deduction for corporate shareholders, provided certain requirements are met. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Target Fund shares. Qualified dividend income, the amount of which will be reported to you by a Target Fund, is currently taxed at a maximum rate of 20%. Lower rates may apply for taxpayers in the Federal lower income tax brackets.

Ordinary dividends generally consist of a Target Fund’s investment company taxable income (which includes, among other items, a Target Fund’s income derived from dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses), and capital gain dividends generally consist of a Target Fund’s net capital gain (which is the excess of net long-term capital gains over net short-term capital losses).
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The sale of assets by a Target Fund, such as the sale of Underlying Funds, may result in the realization of taxable gain or loss by the Target Fund. The amount of such gain or loss will depend on the difference between Target Fund’s adjusted tax basis for the assets being sold and the amount realized from the sale. Such gain or loss will generally be long-term capital gain or loss if a Target Fund held the assets for more than one year prior to their sale, and short-term capital gain or loss if the Fund held the assets for one year or less prior to their sale. High portfolio turnover thus could result in: (1) increased net short-term capital gain realized by a Target Fund and distributed to you as ordinary dividends; and (2) increased net long-term capital gain realized by a Target Fund and distributed to you as capital gain dividends. As described above, the actual impact of high portfolio turnover will depend on specific facts related to the value of a Target Fund’s assets, a Target Fund’s adjusted tax basis for such assets when they are sold, and the length of time that a Fund held such assets before they were sold.

Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in October, November, or December, but paid in January are taxable as if they were paid in December.

If you sell or exchange your Target Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, and any other adjustments to your tax basis for your shares, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, each Target Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Target Funds to do so.

Shareholders whose adjusted gross income for a year exceeds $200,000 for single filers, $125,000 for married individuals filing separately, or $250,000 for married joint filers generally are subject to a Medicare tax of 3.8% on dividends and capital gains.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Target Funds’ shareholders’ Form 1099-B when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Target Funds have chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Target Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Target Funds’ standing tax lot identification method is the method covered shares will be reported on your Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Target Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Target Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Target Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Target Funds and their service providers do not provide tax advice.
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You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Acquiring ETFs
Each Acquiring ETF intends to elect and to qualify each year for treatment as a RIC within the meaning of SubChapter M of the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, an Acquiring ETF’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Acquiring ETF shares is made through tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Acquiring ETF makes distributions, you sell Acquiring ETF shares, and you purchase or redeem Creation Units (APs only).

The Acquiring ETFs will generally make distributions of dividends from any net investment income and capital gains annually. Dividends of net investment income and distributions from the Acquiring ETFs’ net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from the Acquiring ETFs’ net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to non-corporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Acquiring ETF. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Shares.

Distributions that the Acquiring ETFs report as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at rates of up to 20% if requirements, including holding period requirements, are satisfied. In general, an Acquiring ETF may report its dividends as qualified dividend income to the extent derived from dividends paid to the Acquiring ETF by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that an Acquiring ETF receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of the dividends received from the Acquiring ETFs (but none of its capital gain distributions) may qualify for the dividends received deduction for corporations.

A tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Acquiring ETFs and gain on the redemption of Acquiring ETF shares.

Any dividend or capital gain distribution paid by the Acquiring ETFs has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and should be avoided by taxable investors.

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Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.

The Acquiring ETFs will send you a report annually summarizing the amount and tax aspects of your distributions. The Acquiring ETFs will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Shares, except in the case of exempt shareholders, which includes most corporations. The Acquiring ETFs will also be required to report tax basis information for such Acquiring ETF shares and indicate whether these Acquiring ETF shares had a short-term or long-term holding period. If a shareholder has a different basis for different Acquiring ETF shares in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Acquiring ETF calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Acquiring ETFs’ default method for calculating basis is first-in, first-out (“FIFO”). A shareholder may elect, on an account-by-account basis, to use a method other than FIFO by following procedures established by the Acquiring ETFs or their administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Acquiring ETFs’ default method, the new election will generally apply as if the FIFO method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the Acquiring ETFs’ default method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Each sale of Acquiring ETF shares will generally be a taxable event. A sale may result in a capital gain or loss to you. Any capital gain or loss generally will be treated as short-term if you held the shares 12 months or less, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of capital gain distributions paid with respect to such shares. Any capital gain or loss generally will be treated as long-term if you held the shares for longer than 12 months. If you redeem your Acquiring ETF shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. All or a portion of any loss realized upon a taxable disposition of Acquiring ETF shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The ability to deduct capital losses may be limited depending on your circumstances.

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisor with
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respect to the tax treatment of any creation or redemption transaction and whether the wash sale rules apply and when a loss might be deductible.

Gain or loss recognized by an AP upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.

The Acquiring ETFs may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Acquiring ETFs may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause an Acquiring ETF to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Acquiring ETF may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than capital gain distributions) paid to you by an Acquiring ETF will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Acquiring ETFs may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Acquiring ETFs are required to withhold 30% of certain ordinary dividends they pay to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The Acquiring ETFs (or financial intermediaries, such as brokers, through which shareholders own Shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

To the extent the Acquiring ETFs invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Acquiring ETFs received from sources in foreign countries.

Additional information concerning taxation of the Funds and their shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Target Funds or Acquiring ETFs in making investment decisions. If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your own tax adviser concerning federal, state and local tax considerations of an investment in the Funds.

FINANCIAL HIGHLIGHTS SUMMARY

The fiscal year end of the Target Funds and the Acquiring ETFs is September 30. The financial highlights for the Target Funds are included in Appendix C, and have been derived from financial statements
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audited by Tait, Weller & Baker LLP, except for information provided for the six months ended March 31, 2023, which is unaudited.

The financial highlights of each Target Fund are also contained in: (i) the Annual Report to shareholders of the Target Funds for the fiscal year ended September 30, 2022, which have been audited by Tait, Weller & Baker LLP, the registered independent public accounting firm for the Target Funds and the Acquiring ETFs; and (ii) the Semi-Annual Report to shareholders of the Target Funds for the six months ended March 31, 2023, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Fund at FundX Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, and are incorporated by reference into this Information Statement.

As of the date of this Information Statement, the Acquiring ETFs have not commenced operations and have no financial highlights. The Acquiring ETFs will assume the accounting history of the corresponding Target Funds at the closing of the Conversion.

DESCRIPTION OF THE SECURITIES TO BE ISSUED; RIGHTS OF SHAREHOLDERS

Set forth below is a description of the Acquiring ETF shares to be issued to the shareholders of the Target Funds in the Reorganization. Also set forth below is a discussion of the rights of shareholders of the Target Funds and the Acquiring ETFs, which for purposes of this section may each be referred to as a “Fund.”

The following is a summary of the material rights of shareholders of the Target Funds and Acquiring ETFs, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), the Trust’s Agreement and Declaration of Trust, and the Trust’s By-laws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Form of Organization. The Target Funds and Acquiring ETFs are series of the Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2014. The Target Funds and the Acquiring ETFs both offer one class of shares.

Capital Stock. The Trust is authorized to issue an unlimited number of interests (or shares). Each Target Fund is an open-end mutual fund and each Acquiring ETF is an ETF. Interests in the Target Funds and the Acquiring ETFs are represented by shares of beneficial interest each with no par value. As of the date of this Information Statement, shares of approximately three other series of FundX are offered in a separate prospectus and SAI. The Trust may start additional series and offer shares of new funds at any time.

Voting Rights. Each share of the Target Funds and the Acquiring ETFs represents an interest in the respective Fund that is equal to and proportionate with each other share of the respective Fund. Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. The Trust is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders of a Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.

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Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of the Trust. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. FundX shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Preemptive Rights. Shareholders of the Funds are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Rights of Shareholders for Derivative Actions. Shareholders of the Trust or any Fund may only bring a derivative action to enforce the right of the Trust or an affected Fund if (1) the complaining shareholder was a shareholder of the Trust or affected Fund, at the time of the action (or failure to act) complained of; (2) the complaining shareholder was a shareholder of the Trust or the affected Fund as of the time a written demand was made; (3) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Fund to file the action itself; (4) at least 10% of the shareholders of the Trust or the affected Fund, as applicable, must join in bringing the derivative action; and (5) a copy of the derivative complaint must be served on the Trust, assuming the requirements have been met and the derivative action has not been barred. This provision does not apply to federal security law claims.

The Independent Trustees will consider the merits of the claim within 30 days and determine whether maintaining a suit would be in the best interests of the Trust or the affected Fund, as applicable. If the demand for derivative action has been considered by the Board of Trustees, and a majority of the Independent Trustees has determined that maintaining a suit would not be in the best interests of the Trust or the affected Fund, as applicable, the complaining shareholders will be barred from commencing the derivative action. This provision does not apply to federal security law claims.

FUND TRUSTEES AND OFFICERS

The Trust is managed under the oversight of the Board. The persons sitting on the Board will continue to be the same after the Reorganization.

OTHER SERVICE PROVIDERS

The Acquiring ETFs will use the same service providers as currently used by the Target Funds:

Role	Service Provider
Administrator	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Fund Accounting Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Transfer Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Custodian	U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102.
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The Acquiring ETFs will also use U.S. Bank Fund Services, LLC to provide recordkeeping and shareholder services for former direct shareholders of the Target Funds.

Information about the Acquiring ETFs’ administrator, fund accountant and transfer agent, and custodian can be found in the Statement of Additional Information connected with this Information Statement dated September 12, 2023.

OWNERSHIP OF SECURITIES OF THE FUNDS

As of the date of this Information Statement/Prospectus, the Acquiring ETFs were not operational and, therefore, had no shareholders. As of the July 31, 2023, the Record Date, the Target Funds had the following number of shares issued and outstanding. As of the same date, trustees and officers of the Target Funds as a group owned less than 1% of the outstanding voting securities of each of the Target Funds.

Shares Issued & Outstanding as of July 31, 2023
FundX Flexible Income Fund	2,578,973
FundX Conservative Upgrader Fund	1,708,664

As of the Record Date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Funds:

Conservative Upgrader Fund

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Reinvest Account 211 Main Street San Francisco, CA 94105-1905	54.72%	Record
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 499 Washington Blvd. Floor 5 Jersey City, NJ 07310-20110	15.89%	Record
TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	12.09%	Record

Flexible Income Fund

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Reinvest Account 211 Main Street San Francisco, CA 94105-1905	82.41%	Record
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 499 Washington Blvd. Floor 5 Jersey City, NJ 07310-20110	7.20%	Record

Information Statement    31

Any shareholder who owns 25% or more of the outstanding shares of a Target Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

AVAILABLE INFORMATION

The Trust and its series are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.

LEGAL MATTERS

Cravath & Associates, LLC, 19809 Shady Brook Way, Gaithersburg, Maryland, 20879 serves as legal counsel to the Target Funds and the Acquiring ETFs, and as counsel to the Independent Trustees.

EXPERTS

The financial statements and financial highlights of the Target Funds incorporated in this Information Statement by reference from the Target Funds’ Annual Report on Form N‑CSR for the fiscal year September 30, 2022 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER MATTERS

The Target Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of the Trust at FundX Investment Trust, 101 Montgomery Street, Suite 2400, San Francisco, CA 914104, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

/s/ Jeff Smith

Jeff Smith
President, FundX Investment Trust
Information Statement    32

APPENDIX A
MORE INFORMATION ON PURCHASES AND REDEMPTIONS OF SHARES
Purchases and Redemptions/Sales of Fund Shares of the Target Funds

Buying Fund Shares
To open an account, you must make a minimum initial investment as listed in the table below.
Minimum Investments

	To Open Your Account	To Add to Your Account
Regular Accounts	$1,000	$100
Retirement Accounts	$1,000	$100
Automatic Investment Accounts	$500	$100

You may purchase shares of a Fund by completing an account application. Your order will not be accepted until the account application is received by the Transfer Agent. Shares are purchased at the NAV next determined after the Transfer Agent receives your order in good order. “Good order” means your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to “Name of Appropriate Fund.” Account applications will not be accepted unless they are accompanied by payment in U.S. dollars, drawn on a U.S. financial institution. The Funds will not accept payment in cash or money orders. In addition, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Funds as a result. The Funds do not issue share certificates. The Funds reserve the right to reject any purchase in whole or in part. These minimums can be changed or waived by the Advisor at any time.

The Funds reserve the right to reject any purchase order, in whole or in part, if such rejection is in a Fund’s best interest. For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large it would disrupt the management of a Fund or would not otherwise be in the best interest of long-term shareholders.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

USA PATRIOT Act
The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the Funds your full name, date of birth, social security number and permanent street address to assist the Funds in verifying your identity. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporate, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, a Fund may temporarily limit transactions or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.
Appendix A        A-1    Information on Purchases and Sales

If a Fund does not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

By Mail
To purchase shares by mail, simply complete and sign the enclosed account application and mail it, along with a check made payable to the name of the Fund for which you wish to invest to the address listed below.

To make subsequent investments, write your account number on a check made payable to the applicable Fund and mail it together with the most recent confirmation statement received from the Transfer Agent in the envelope provided with your statement or send to the address listed below.

Regular Mail [Name of Fund] c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery [Name of Fund] c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, WI 53202
NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By Telephone
You automatically have the ability to make telephone and/or internet purchases, redemptions or exchanges, unless you specifically decline. You may purchase additional shares of the Fund by calling toll free at 1‑866‑455‑FUND [3863]. Telephone orders, in amounts of $100 or more, will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account and your account must be open for at least 7 business days prior to making a purchase by telephone. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern time, on a day when the NYSE is open, shares will be purchased at the NAV calculated on that day. For security reasons, requests by telephone will be recorded. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may make your purchase request in writing. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
By Internet
Initial Investment
To make an initial purchase of a Fund’s shares, log on to www.fundxfunds.com and complete the online application. After accepting the terms of the online application, elect to have your investment amount debited from your account that you identified on your account application.
Subsequent Investment
Log on to www.fundxfunds.com. If you completed the online application and accepted the terms of conducting transactions online, simply follow the instructions by entering your User ID and password and
Appendix A        A-2    Information on Purchases and Sales

selecting the transaction you wish to perform. Your purchase proceeds will be debited from your financial institution account identified on your account application.
Note: You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.
The Transfer Agent employs procedures to confirm that transactions entered through the Internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the website, you will need your account number, Taxpayer Identification Number, username and password. Neither the Funds nor their agents will be liable for any loss, liability, cost or expense for following instructions communicated through the Funds’ website, including fraudulent or unauthorized instructions.
By Wire
Initial Investment
If you are making an initial investment in the Funds, before you wire funds, please contact the Transfer Agent by phone at 1-866-455‑FUND [3863] to make arrangements with a telephone customer service representative to submit your completed account application via mail, overnight delivery or facsimile. Upon receipt of your completed application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at 1-866-455-FUND [3863].
Once your account has been established, you may then contact your bank to initiate the wire using the instructions you were given. Prior to sending the wire, please call the Transfer Agent at 1-866-455‑FUND [3863] to advise of your wire to ensure proper credit upon receipt. Your bank must include the name of the Fund you are purchasing, your account number and your name so your wire can be correctly applied.
Subsequent Investment
If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, please contact the Transfer Agent at 1-866-455‑FUND [3863] to advise them of your intent to wire funds. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to a Fund.
Your bank should transmit available funds by wire in your name to:

U.S. Bank National Association
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA #: 075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account #:	112-952-137
FFC:	[Name of Fund]
Shareholder Registration
Shareholder Account Number
Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Funds and U.S. Bank N.A., the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Appendix A        A-3    Information on Purchases and Sales

Through a Financial Intermediary
You may buy and sell shares of a Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Your order will be priced at the applicable Fund’s NAV next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and maintains your individual ownership records. The Funds may pay Financial Intermediaries for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for placing your order correctly and promptly with a Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.
Automatic Investment Plan
For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after your initial minimum investment, you authorize a Fund to withdraw the amount that you wish to invest from your personal bank account on a monthly or quarterly basis. If no option is selected, the frequency will default to monthly. The AIP requires a minimum investment of $100. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the account application or call the Funds at 1-866-455‑FUND [3863] for assistance. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network.
The Funds may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the AIP at any time by notifying the Transfer Agent by telephone or in writing, at least five days prior to the effective date of the next transaction. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account.

Retirement Plan
The Funds offer an individual retirement account (“IRA”) plan. You may obtain information about opening an IRA by calling 1-866-455‑FUND [3863]. There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. With regard to IRA accounts where U.S. Bank is the custodian, you may be charged a $25 fee for transferring assets to another custodian or for closing a retirement account. Other fees and expenses of maintaining your account(s) may be charged to you or your account. Please refer to the Funds’ Custodial Account Agreement for further fee information. Fees charged by institutions may vary. If you wish to open another type of retirement plan, please contact your Financial Intermediary.
Asset Allocation/Re-Allocation Program
To participate in the Asset Re-Allocation Program, you must complete the “Asset Re-Allocation Program” section of the account application or contact the Transfer Agent in writing. This program allows direct shareholders to assign their account to a pre-defined model based on their risk/return objectives. The model allocations automatically rebalance on a quarterly basis. Your investments will be allocated and rebalanced on a quarterly basis between funds according to your investment goals. The Funds may terminate or modify this privilege at any time. You may change or terminate your participation in the program at any time by notifying the Transfer Agent by telephone or in writing. Requests to invest or redeem outside of your pre‑defined model will terminate your participation in the program. Exercising the re-allocation privilege could consist of two transactions: a sale of shares in one
Appendix A        A-4    Information on Purchases and Sales

Fund and the purchase of shares in another. As a result, there may be tax consequences of the re-allocation. A shareholder could realize short- or long-term capital gains or losses.

Selling (Redeeming) Fund Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Funds or with your Financial Intermediary. You may redeem part or all of your Fund shares at the next determined NAV after a Fund receives your order. You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.
By Mail
You may redeem your shares by simply sending a written request to the Transfer Agent at the address listed below. Please provide the name of the Fund, your account number and state the number of shares or dollar amount you would like redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include signature guarantees, if applicable. (Please see “Account and Transaction Policies” below). Redemption requests will not become effective until all documents have been received in good order by the Funds. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration. The Funds may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary or a surviving joint owner. Shareholders should contact the Fund for further information concerning documentation required for redemption of Fund shares.
Shareholders who have an IRA must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will generally be subject to a 10% withholding tax.
You should send your redemption request to:

Regular Mail [Name of Fund] c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery [Name of Fund] c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, WI 53202
NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Appendix A        A-5    Information on Purchases and Sales

By Telephone
You automatically have the ability to make telephone purchases, redemptions or exchanges, unless you specifically decline. If you have a retirement account, you may redeem shares by telephone. Investors will be asked whether or not to withhold taxes from any distribution. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may make your redemption request in writing. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
You may redeem up to $100,000 in shares by calling the Transfer Agent at 1-866-455‑FUND [3863] prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time. Redemption proceeds will be sent on the next business day to the mailing address that appears on the Funds’ records. Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer through the ACH network to your pre‑designated bank account. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds on a complete or share certain redemption. In the case of a partial or dollar certain redemption, the wire fee will be deducted from the remaining account balance. There is no charge to have redemption proceeds sent via ACH; however, credit may not be available in your bank account for 2-3 days. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 calendar days before the redemption request. If you wish to redeem shares within 30 calendar days of an address change, you should submit a written request to the Transfer Agent with your signature(s) guaranteed.
Prior to executing instructions received to redeem shares by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Funds may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

By Internet
Log on to www.fundxfunds.com. If you completed the online application and accepted the terms of conducting transactions online, simply follow the instructions and select the transaction you wish to perform. Your redemption proceeds will be credited to your financial institution account identified on your account application.
Note: The Transfer Agent will use reasonable procedures to confirm that the internet instructions are genuine. For example, the Transfer Agent requires proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any internet redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Funds may change, modify or terminate these internet redemption privileges at any time upon at least a 60-day notice to shareholders. Once an internet transaction has been placed, it cannot be canceled or modified.
Through a Financial Intermediary
You may redeem Fund shares through your Financial Intermediary. Redemptions made through a Financial Intermediary may be subject to procedures established by that institution. Your Financial Intermediary is responsible for sending your order to the Funds and for crediting your account with the
Appendix A        A-6    Information on Purchases and Sales

proceeds. For redemption through Financial Intermediaries, orders will be processed at the NAV per share next determined after receipt of the order by the financial intermediary. Please keep in mind that your Financial Intermediary may charge additional fees for its services.
Systematic Withdrawal Plan
You may redeem shares of your Fund through a Systematic Withdrawal Plan (“SWP”). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly, or annual basis. You may establish a SWP on any account and in any amount you choose. If you elect this method of redemption, the applicable Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated at any time by the Funds. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least five days prior to the next withdrawal. If you wish to establish a Systematic Withdrawal Plan, please contact the Transfer Agent by telephone at 1-866-455-FUND [3863].
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, your account ultimately may be depleted.

Account and Transaction Policies
Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment.

Proceeds. The Funds typically send redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.
The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests or when the sale of portfolio securities is not sufficient to meet redemption requests, the Funds will typically borrow money through their line of credit. These redemption methods will be used regularly and may also be used in stressed market conditions.
Appendix A        A-7    Information on Purchases and Sales

How to Exchange Fund Shares
Shareholders of record, including financial institutions and intermediaries, may exchange shares of a Fund for shares of another FundX Fund (not including the Acquiring ETFs) on any business day by contacting the Transfer Agent directly. This exchange privilege may be changed or canceled by a Fund at any time upon a 60-day written notice to its shareholders. Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another. As a result, there are generally tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV.
You may also exchange shares of any or all of an investment in the Funds for the Fidelity Money Market Fund. This Exchange Privilege is a convenient way for you to buy shares in a money market fund in order to respond to changes in your goals or market conditions. There is no fee associated with exchanging into the Fidelity Money Market Fund. Before exchanging into the Fidelity Money Market Fund, you should read its prospectus. To obtain the Fidelity Money Market Fund’s prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-866-455‑FUND [3863]. This exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Advisor of an investment in the Fidelity Money Market Fund.
You may exchange your shares by notifying the Transfer Agent by telephone or in writing. Exchanges may be made in amounts of $1,000 or more and are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. You should give your account number and the number of shares or dollar amount to be exchanged. The letter should be signed by all of the shareholders whose names appear on the account registration. If you did not decline telephone options, you may also exchange Fund shares by calling the Transfer Agent at 1-866-455‑FUND [3863] prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time, on any day the NYSE is open for regular trading. If you are exchanging shares by telephone, you will be subject to certain identification procedures that are listed under the “Selling (Redeeming) Fund Shares” section.

Purchase and Redemption of Shares of the Acquiring ETFs

Shares are or will be listed for secondary trading on the Exchange. When you buy or sell the Shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share for a Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time).

When determining NAV, the value of a Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a
Appendix A        A-8    Information on Purchases and Sales

valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. Fair value pricing may be used in a variety of circumstances, including, but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Frequent Trading/Market Timing
The Target Funds and the Acquiring ETFs have different approaches to frequent trading or market timing as described below.

Target Funds

The Board has adopted a policy regarding excessive trading. The Target Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Target Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps may include, among other things, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the Board, when the Advisor determines current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by the Target Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Target Funds and their shareholders, each Fund reserves the right, in its sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Target Funds’ shares are believed by the Advisor to be harmful to the Funds or whether the shareholder has conducted four round trip transactions within a 12-month period) and without prior notice. The Target Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests. Except as noted in the Target Funds’ Prospectus, the Target Funds apply all restrictions uniformly in all applicable cases.

Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Target Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Target Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Target Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Target Funds have entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Target Funds, at their request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts. The Target Funds will use this information to attempt to identify abusive trading practices. Financial Intermediaries are contractually required to follow any instructions from the Target
Appendix A        A-9    Information on Purchases and Sales

Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Target Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Target Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Acquiring ETFs

Unlike frequent trading of shares of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of Shares of the Acquiring ETFS on the secondary market does not disrupt portfolio management, increase the Acquiring ETFs’ trading costs, lead to realization of capitalization gains, or otherwise harm the Acquiring ETFs’ shareholders because these trades do not involve the Acquiring ETFs directly. Certain institutional investors are authorized to purchase and redeem the Acquiring ETFs’ shares directly with the Acquiring ETFs. Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted above that may result from frequent cash trades. Moreover, the Acquiring ETFs impose transaction fees on in-kind purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Acquiring ETFs in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for Creation Units, reflecting the fact that the Acquiring ETFs’ trading costs increase in those circumstances. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Acquiring ETFs.
Appendix A        A-10    Information on Purchases and Sales

APPENDIX B
FORMS OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [ ] 2023, by and between FundX Investment Trust, a Delaware statutory trust (the “Trust”), on behalf of FundX Flexible Income Fund, a separate series of the Trust (the “Target Fund”), and the Trust, on behalf of FundX Flexible ETF, a separate series of the Trust (the “Acquiring Fund”, and together with the Target Fund, the “Funds”). One Capital Management, LLC (“One Capital” or the “Adviser”) joins this Agreement solely for the purposes of Article IX and Section 10.02 hereof.
This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.
WHEREAS, each of the Target Fund and the Acquiring Fund are separate series of the Trust, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”);
WHEREAS, the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code and the Acquiring Fund expects to qualify as a “regulated investment company” under Subchapter M of the Code;
WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;
WHEREAS, the Funds intend (i) this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulation Section 1.368-2(g), and (ii) that for United States federal income tax purposes the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Code; and
WHEREAS, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act, has determined that the Reorganization is in the best interests of each of the Target Fund and the Acquiring Fund and that interests of the existing shareholders of the Target Fund and the Acquiring Fund will not be diluted as a result of the Reorganization; and
WHEREAS, the Board has reasonably determined that the Reorganization will not have a material adverse effect on the shareholders of each of the Target Fund and the Acquiring Fund participating in the Reorganization;
NOW, THEREFORE, in consideration of the mutual promises and of the covenants and agreements hereinafter set forth, the parties hereby agree to enter into the Reorganization transaction which will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in Section 1.03) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Section 3.01), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund; all upon the terms and conditions as set forth in this Agreement, as follows:
Article 1.REORGANIZATION
Section 1.01    THE EXCHANGE.
Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets, net of the Target Fund Stated Liabilities (as defined in Section 1.03), computed in the manner and as of the time and date set forth in Section 2.01, by (B) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in Section 2.02; and (ii) assume the Target Fund Stated Liabilities described in Section 1.03. Such transactions shall take place at the closing (the “Closing”) provided for in Section 1.03. If brokers or the Transfer Agent are not capable of holding fractional shares for Target Fund Shareholders, the value of such fractional shares will be paid to Target Fund Shareholders in cash in redemption of such fractional shares of the Acquiring Fund.  The Target Fund and the Acquiring Fund agree that any payment of cash for fractional shares in accordance with this Agreement will be treated for federal income tax purposes as (x) under Code section 302, as a redemption of such fractional shares of the Acquiring Fund in exchange for cash, and (y) an exchange of shares of the Target Fund for shares of the Acquiring Fund.
Section 1.02    ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Trust, on behalf of the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 7.02 and other than the rights of the Trust, on behalf of the Target Fund, under this Agreement (the “Assets”).
Section 1.03    LIABILITIES TO BE ASSUMED. The Trust, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to Section 5.02 (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.
Section 1.04    STATE FILINGS. Prior to the Closing Date, the Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date.
Section 1.05    LIQUIDATION AND DISTRIBUTION OF ACQUIRING FUND SHARES. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the

Acquiring Fund Shares received by the Target Fund. Such distribution will be in exchange for the Target Fund shares and will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Target Fund Shareholders; and the Target Fund will be dissolved and terminated as a separate series of the Trust. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. For shareholders of the Target Fund that have not delivered information concerning brokerage accounts to receive the Acquiring Fund Shares, Acquiring Fund Shares may be held by a Transfer Agent for the benefit of Target Fund Shareholders pending delivery of brokerage account information.
Section 1.06    OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).
Section 1.07    TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
Section 1.08    REPORTING RESPONSIBILITY. Any reporting responsibility of the Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund, up to and including the Closing Date.
Section 1.09    BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.
Section 1.10    ACTION BY THE TRUST. The Trust shall take all actions expressed herein as being the obligations of the Trust, on behalf of the Acquiring Fund and on behalf of the Target Fund, as the case may be.
Article 2.VALUATION
Section 2.01    VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.02, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.
Section 2.02    VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as provided in Section 2.01 above, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.
Section 2.03    DETERMINATION OF VALUE. All computations of net asset value and the value of securities transferred under this Article II shall be made by U.S. Bank Global Fund Services, (“USBGFS”), the Trust’s accounting agent, in accordance with its regular practice and the requirements of the 1940 Act.
Article 3.CLOSING AND CLOSING DATE
Section 3.01    CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in ---------------- of 2023, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of _____________________________________, or at such other time and/or place as the parties may agree.
Section 3.02    CUSTODIAN’S CERTIFICATE. The Trust, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Trust, on behalf of the Target Fund, shall be transferred and delivered by the Trust, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.
Section 3.03    EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Target Fund or the Acquiring Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.
Section 3.04    TRANSFER AGENT’S CERTIFICATE. The Trust, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Trust, on behalf of the Acquiring

Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.
Section 3.05    DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.
Section 3.06    FAILURE TO DELIVER ASSETS. If the Trust, on behalf of the Target Fund, is unable to make delivery pursuant to Section 3.02 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Trust, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.
Article 4.REPRESENTATIONS AND WARRANTIES
Section 4.01    REPRESENTATIONS OF THE TRUST ON BEHALF OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:
a.The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Target Fund. The Target Fund is a legally designated, separate series of the Trust. The Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.
b.The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.
c.The Registration Statement on Form N-14 of the Trust with respect to the Acquiring Fund and the Information Statement/Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Trust, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Trust, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Trust, with respect to the Target Fund, for use in the Registration Statement or any other materials provided by the Trust in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
d.The Trust’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.
e.The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Target Fund, will not result in the violation of Delaware law, or any provision of the Trust’s trust instrument or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Target Fund, or by which the Trust, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Target Fund, or by which the Trust, on behalf of the Target Fund, is bound.
f.The Trust, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in Section 5.02 hereof.
g.No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Trust, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
h.The audited financial statements of the Target Fund for the fiscal year ended September 30, 2022, which have been audited by Tait Weller, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.
i.There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended September 30, 2022, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in Section 4.01(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this Section 4.01(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.
j.Since [                ], 2023 there has not been (i) any pending or to the knowledge of the Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Trust’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.
k.As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Trust, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.
l.The Trust has an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in Section 3.04. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

m.At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to Section 1.02, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.
n.(i) The Trust, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust, on behalf of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Trust, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
o.The information to be furnished by the Trust, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated is accurate and complete in all material respects.
p.The Target Fund has qualified, elected to qualify, and been eligible to be treated as a “regulated investment company” under the Code (a “RIC”) in respect of each taxable year since its commencement of operations; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and is treated as and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements applicable to a RIC imposed by the Code for the taxable year ending on the Closing Date.
q.Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.
r.Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods ending on or before the Closing

Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forwards), if any, in all taxable periods or years ending on or before the Closing Date.
s.The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or a valid Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.
Section 4.02    REPRESENTATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Target Fund, as follows:
a.The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Trust. The Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.
b.The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund. The Acquiring Fund has not commenced operations and will not do so until after the Closing; and immediately before the Closing, Acquiring Fund will be a shell series of the Trust, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created for the purposes of acquiring the Assets, assuming the Liabilities, and continuing Target Fund’s business.
c.The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this Section 4.02(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Trust, on behalf of the Target Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by the Trust, with respect to the Acquiring Fund, for use in the Registration Statement or any other materials provided by the Trust, with respect to the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
d.The current prospectus and statement of additional information of the Trust relating to the Acquiring Fund, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.
e.The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Acquiring Fund, will not result in the violation of, Delaware law, or any provision of the Trust’s trust instrument or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Acquiring Fund, or by which the Trust, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Acquiring Fund, or by which the Trust, on behalf of the Acquiring Fund, is bound.
f.No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Trust, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g.Since [                ], 2023, there has not been (i) any pending or to the knowledge of the Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Trust’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

h.Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; until that time, Acquiring Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, Acquiring Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that Target Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Effective Time, Acquiring Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax for each subsequent taxable year. .
i.The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. There shall be no issued and outstanding shares of an Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment management and sub-advisory contracts, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as an Acquiring Fund’s sole shareholders. The Initial Shares have been or will be redeemed by each Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by each Acquiring Fund in a non-interest bearing account. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.
j.At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.
k.The Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust, on behalf of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Trust, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
l.The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.
m.The information to be furnished by the Trust, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.
n.Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.
Article 5.COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND
Section 5.01    OPERATION IN ORDINARY COURSE. Subject to Sections 7.02 and 7.05, the Trust, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. In order to facilitate transfers of assets, the Adviser may limit portfolio transaction activity on behalf of a Target Fund for a period of up to four days prior to the Closing date.
Section 5.02    STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Trust, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Trust, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer of the Trust, on behalf of the Target Fund.
Section 5.03    ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Trust, on behalf of the Target Fund, shall make available to the Trust’s officers and agents all books and records of the Target Fund and the Trust, on behalf of the Acquiring Fund, shall make available to the Trust’s officers and agents all books and records of the Trust relating to the Acquiring Fund.
Section 5.04    ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.
Section 5.05    CONTRACT TERMINATION. The Trust, on behalf of the Target Fund, will terminate all agreements to which the Trust, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.
Section 5.06    FURTHER ACTION. Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Trust, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.
Section 5.07    PREPARATION OF REGISTRATION STATEMENT. The Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.
Section 5.08    TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code.
Neither the Acquiring Fund nor the Target Fund (nor the Trust, on behalf of either the Acquiring Fund or the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Practus, LLP, U.S. federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Practus, LLP).
Section 5.09    REASONABLE BEST EFFORTS. The Trust, on behalf of the Acquiring Fund and the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.
Section 5.10    AUTHORIZATIONS. The Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.
Section 5.11    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.
Section 5.12    INFORMATION STATEMENT. The Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Information Statement/Prospectus contained in the Registration Statement on Form N-14, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.
Article 6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Trust, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
Section 6.01    All representations, covenants and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
Section 6.02    The Board has approved this Agreement with respect to the Target Fund.
Section 6.03    As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.
Article 7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Trust, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:
Section 7.01    All representations, covenants and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
Section 7.02    Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).
Section 7.03    The Board has approved this Agreement with respect to the Acquiring Fund.

Section 7.04    As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.
Section 7.05    The Trust, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.
Article 8.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND
If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Trust, the Target Fund or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:
Section 8.01    The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.
Section 8.02    All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and/or exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.
Section 8.03    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust with respect to the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.
Section 8.04    As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund or the Trust or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
Section 8.05    The Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have received an opinion of Practus, LLP, United States tax counsel to the Acquiring Fund and the Target Fund (the “Tax Opinion”), substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the

Trust of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.05. Such Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.
Article 9.EXPENSES
Section 9.01    Except as otherwise provided herein, all expenses that are solely and directly related to the Reorganization contemplated by this Agreement will be borne and paid by One Capital either directly or through fee waivers or reimbursements, including but not limited to, costs related to the preparation and distribution of materials distributed to the Board. Such reorganization expenses include, but are not limited to:
a.Costs and expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement including board materials and meetings;
b. expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement;
c.registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Target Fund’s shareholders are resident as of the date of the mailing of the Information Statement/Prospectus to such shareholders;
d.postage;
e.printing;
f.accounting and auditing fees; and
g.legal fees including obtaining required opinions of counsel.
Section 9.02    One Capital agrees that all such fees and expenses so borne and paid, shall be paid directly by One Capital to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.
Article 10.TERMINATION; AMENDMENT
Section 10.01    This Agreement may be terminated by the mutual agreement of the Trust, on behalf of each of the Acquiring Fund or the Target Fund. In addition, the Trust, on behalf of either the Acquiring Fund or the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:
a.a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or
b.a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.
Section 10.02    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Target Fund or the Acquiring Fund, the Trust, or any Trustee or officer of the Trust. In such event, One Capital shall bear the expenses incurred by the Target Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in Section 9.01. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive, and One Capital shall be reimbursed for any payments made under this provision to the extent of any recovery received by the Target Fund or the Acquiring Fund for willful default.
Section 10.03    AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of each of the Target Fund and the Acquiring Fund, as specifically authorized by the Board.
Article 11.LIMITATIONS OF LIABILITY; MISCELLANEOUS
Section 11.01    LIABILITY. The names “FundX Investment Trust ” and “Trustees of FundX Investment Trust” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Trust Instrument dated March 18, 2014, as amended, which is hereby referred to and a copy of which is on file at the office of the Secretary of Corporations for the State of Delaware and at the principal office of the Trust. The obligations of FundX Investment Trust entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust; provided, however, this provision shall not be construed to protect any Trustee or officer of the Trust from liability in violation of Sections 17(h) and 17(j) of the 1940 Act.
Section 11.02    HEADINGS. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
Section 11.03    COUNTERPARTS & SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.
Section 11.04    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

Section 11.05    SUCCESSORS & ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
Section 11.06    VALIDITY. Each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting the remainder of such provision or term or the remaining provisions or terms of this Agreement.
Section 11.07    FURTHER ASSURANCES. Each Party agrees to use its best efforts to take any action, execute or deliver any document, and to do all things necessary and appropriate under the provisions of this Agreement and under applicable Law to consummate and make effective the transactions contemplated by this Agreement.
Section 11.08    The Trust, on behalf of each of the Acquiring Fund and the Target Fund, agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.
Article 12.NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) addressed to the applicable party:

Target Fund:	Acquiring Fund:
Jeff Smith FundX Investment Trust 101 Montgomery Street, Suite 2400 San Francisco, CA 94104	Jeff Smith FundX Investment Trust 101 Montgomery Street, Suite 2400 San Francisco, CA 94104
IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FundX Investment Trust, on behalf FundX Flexible Income Fund (Target Fund)	FundX Investment Trust, on behalf of FundX Flexible ETF (Acquiring Fund)
By: Name: Jeff Smith Title: President	By: Name: Jeff Smith Title: President
One Capital Management, LLC, solely with respect to Article IX and Section 10.02 hereof By: Name: Title:

APPENDIX B
FORMS OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [ ] 2023, by and between FundX Investment Trust, a Delaware statutory trust (the “Trust”), on behalf of FundX Conservative Upgrader Fund, a separate series of the Trust (the “Target Fund”), and the Trust, on behalf of FundX Conservative ETF, a separate series of the Trust (the “Acquiring Fund”, and together with the Target Fund, the “Funds”). One Capital Management, LLC (“One Capital” or the “Adviser”) joins this Agreement solely for the purposes of Article IX and Section 10.02 hereof.
This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.
WHEREAS, each of the Target Fund and the Acquiring Fund are separate series of the Trust, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”);
WHEREAS, the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code and the Acquiring Fund expects to qualify as a “regulated investment company” under Subchapter M of the Code;
WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;
WHEREAS, the Funds intend (i) this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulation Section 1.368-2(g), and (ii) that for United States federal income tax purposes the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Code; and
WHEREAS, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act, has determined that the Reorganization is in the best interests of each of the Target Fund and the Acquiring Fund and that interests of the existing shareholders of the Target Fund and the Acquiring Fund will not be diluted as a result of the Reorganization; and
WHEREAS, the Board has reasonably determined that the Reorganization will not have a material adverse effect on the shareholders of each of the Target Fund and the Acquiring Fund participating in the Reorganization;
NOW, THEREFORE, in consideration of the mutual promises and of the covenants and agreements hereinafter set forth, the parties hereby agree to enter into the Reorganization transaction which will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in Section 1.03) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Section 3.01), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund; all upon the terms and conditions as set forth in this Agreement, as follows:
Article 1.REORGANIZATION
Section 1.01    THE EXCHANGE.
Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets, net of the Target Fund Stated Liabilities (as defined in Section 1.03), computed in the manner and as of the time and date set forth in Section 2.01, by (B) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in Section 2.02; and (ii) assume the Target Fund Stated Liabilities described in Section 1.03. Such transactions shall take place at the closing (the “Closing”) provided for in Section 1.03. If brokers or the Transfer Agent are not capable of holding fractional shares for Target Fund Shareholders, the value of such fractional shares will be paid to Target Fund Shareholders in cash in redemption of such fractional shares of the Acquiring Fund.  The Target Fund and the Acquiring Fund agree that any payment of cash for fractional shares in accordance with this Agreement will be treated for federal income tax purposes as (x) under Code section 302, as a redemption of such fractional shares of the Acquiring Fund in exchange for cash, and (y) an exchange of shares of the Target Fund for shares of the Acquiring Fund.
Section 1.02    ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Trust, on behalf of the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 7.02 and other than the rights of the Trust, on behalf of the Target Fund, under this Agreement (the “Assets”).
Section 1.03    LIABILITIES TO BE ASSUMED. The Trust, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to Section 5.02 (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.
Section 1.04    STATE FILINGS. Prior to the Closing Date, the Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date.
Section 1.05    LIQUIDATION AND DISTRIBUTION OF ACQUIRING FUND SHARES. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the

Acquiring Fund Shares received by the Target Fund. Such distribution will be in exchange for the Target Fund shares and will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Target Fund Shareholders; and the Target Fund will be dissolved and terminated as a separate series of the Trust. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. For shareholders of the Target Fund that have not delivered information concerning brokerage accounts to receive the Acquiring Fund Shares, Acquiring Fund Shares may be held by a Transfer Agent for the benefit of Target Fund Shareholders pending delivery of brokerage account information.
Section 1.06    OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).
Section 1.07    TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
Section 1.08    REPORTING RESPONSIBILITY. Any reporting responsibility of the Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund, up to and including the Closing Date.
Section 1.09    BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.
Section 1.10    ACTION BY THE TRUST. The Trust shall take all actions expressed herein as being the obligations of the Trust, on behalf of the Acquiring Fund and on behalf of the Target Fund, as the case may be.
Article 2.VALUATION
Section 2.01    VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.02, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.
Section 2.02    VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as provided in Section 2.01 above, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.
Section 2.03    DETERMINATION OF VALUE. All computations of net asset value and the value of securities transferred under this Article II shall be made by U.S. Bank Global Fund Services, (“USBGFS”), the Trust’s accounting agent, in accordance with its regular practice and the requirements of the 1940 Act.
Article 3.CLOSING AND CLOSING DATE
Section 3.01    CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in ---------------- of 2023, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of _____________________________________, or at such other time and/or place as the parties may agree.
Section 3.02    CUSTODIAN’S CERTIFICATE. The Trust, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Trust, on behalf of the Target Fund, shall be transferred and delivered by the Trust, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.
Section 3.03    EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Target Fund or the Acquiring Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.
Section 3.04    TRANSFER AGENT’S CERTIFICATE. The Trust, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Trust, on behalf of the Acquiring

Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.
Section 3.05    DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.
Section 3.06    FAILURE TO DELIVER ASSETS. If the Trust, on behalf of the Target Fund, is unable to make delivery pursuant to Section 3.02 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Trust, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.
Article 4.REPRESENTATIONS AND WARRANTIES
Section 4.01    REPRESENTATIONS OF THE TRUST ON BEHALF OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:
a.The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Target Fund. The Target Fund is a legally designated, separate series of the Trust. The Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.
b.The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.
c.The Registration Statement on Form N-14 of the Trust with respect to the Acquiring Fund and the Information Statement/Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Trust, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Trust, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Trust, with respect to the Target Fund, for use in the Registration Statement or any other materials provided by the Trust in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
d.The Trust’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.
e.The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Target Fund, will not result in the violation of Delaware law, or any provision of the Trust’s trust instrument or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Target Fund, or by which the Trust, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Target Fund, or by which the Trust, on behalf of the Target Fund, is bound.
f.The Trust, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in Section 5.02 hereof.
g.No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Trust, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
h.The audited financial statements of the Target Fund for the fiscal year ended September 30, 2022, which have been audited by Tait Weller, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.
i.There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended September 30, 2022, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in Section 4.01(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this Section 4.01(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.
j.Since [                ], 2023 there has not been (i) any pending or to the knowledge of the Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Trust’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.
k.As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Trust, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.
l.The Trust has an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in Section 3.04. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

m.At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to Section 1.02, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.
n.(i) The Trust, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust, on behalf of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Trust, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
o.The information to be furnished by the Trust, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated is accurate and complete in all material respects.
p.The Target Fund has qualified, elected to qualify, and been eligible to be treated as a “regulated investment company” under the Code (a “RIC”) in respect of each taxable year since its commencement of operations; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and is treated as and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements applicable to a RIC imposed by the Code for the taxable year ending on the Closing Date.
q.Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.
r.Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods ending on or before the Closing

Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forwards), if any, in all taxable periods or years ending on or before the Closing Date.
s.The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or a valid Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.
Section 4.02    REPRESENTATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Target Fund, as follows:
a.The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Trust. The Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.
b.The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund. The Acquiring Fund has not commenced operations and will not do so until after the Closing; and immediately before the Closing, Acquiring Fund will be a shell series of the Trust, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created for the purposes of acquiring the Assets, assuming the Liabilities, and continuing Target Fund’s business.
c.The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this Section 4.02(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Trust, on behalf of the Target Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by the Trust, with respect to the Acquiring Fund, for use in the Registration Statement or any other materials provided by the Trust, with respect to the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
d.The current prospectus and statement of additional information of the Trust relating to the Acquiring Fund, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.
e.The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Acquiring Fund, will not result in the violation of, Delaware law, or any provision of the Trust’s trust instrument or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Acquiring Fund, or by which the Trust, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Acquiring Fund, or by which the Trust, on behalf of the Acquiring Fund, is bound.
f.No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Trust, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g.Since [                ], 2023, there has not been (i) any pending or to the knowledge of the Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Trust’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

h.Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; until that time, Acquiring Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, Acquiring Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that Target Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Effective Time, Acquiring Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax for each subsequent taxable year. .
i.The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. There shall be no issued and outstanding shares of an Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment management and sub-advisory contracts, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as an Acquiring Fund’s sole shareholders. The Initial Shares have been or will be redeemed by each Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by each Acquiring Fund in a non-interest bearing account. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.
j.At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.
k.The Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust, on behalf of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Trust, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
l.The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.
m.The information to be furnished by the Trust, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.
n.Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.
Article 5.COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND
Section 5.01    OPERATION IN ORDINARY COURSE. Subject to Sections 7.02 and 7.05, the Trust, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. In order to facilitate transfers of assets, the Adviser may limit portfolio transaction activity on behalf of a Target Fund for a period of up to four days prior to the Closing date.
Section 5.02    STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Trust, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Trust, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer of the Trust, on behalf of the Target Fund.
Section 5.03    ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Trust, on behalf of the Target Fund, shall make available to the Trust’s officers and agents all books and records of the Target Fund and the Trust, on behalf of the Acquiring Fund, shall make available to the Trust’s officers and agents all books and records of the Trust relating to the Acquiring Fund.
Section 5.04    ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.
Section 5.05    CONTRACT TERMINATION. The Trust, on behalf of the Target Fund, will terminate all agreements to which the Trust, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.
Section 5.06    FURTHER ACTION. Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Trust, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.
Section 5.07    PREPARATION OF REGISTRATION STATEMENT. The Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.
Section 5.08    TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code.
Neither the Acquiring Fund nor the Target Fund (nor the Trust, on behalf of either the Acquiring Fund or the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Practus, LLP, U.S. federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Practus, LLP).
Section 5.09    REASONABLE BEST EFFORTS. The Trust, on behalf of the Acquiring Fund and the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.
Section 5.10    AUTHORIZATIONS. The Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.
Section 5.11    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.
Section 5.12    INFORMATION STATEMENT. The Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Information Statement/Prospectus contained in the Registration Statement on Form N-14, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.
Article 6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Trust, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
Section 6.01    All representations, covenants and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
Section 6.02    The Board has approved this Agreement with respect to the Target Fund.
Section 6.03    As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.
Article 7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Trust, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:
Section 7.01    All representations, covenants and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
Section 7.02    Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).
Section 7.03    The Board has approved this Agreement with respect to the Acquiring Fund.

Section 7.04    As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.
Section 7.05    The Trust, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.
Article 8.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND
If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Trust, the Target Fund or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:
Section 8.01    The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.
Section 8.02    All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and/or exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.
Section 8.03    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust with respect to the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.
Section 8.04    As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund or the Trust or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
Section 8.05    The Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have received an opinion of Practus, LLP, United States tax counsel to the Acquiring Fund and the Target Fund (the “Tax Opinion”), substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the

Trust of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.05. Such Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.
Article 9.EXPENSES
Section 9.01    Except as otherwise provided herein, all expenses that are solely and directly related to the Reorganization contemplated by this Agreement will be borne and paid by One Capital either directly or through fee waivers or reimbursements, including but not limited to, costs related to the preparation and distribution of materials distributed to the Board. Such reorganization expenses include, but are not limited to:
a.Costs and expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement including board materials and meetings;
b. expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement;
c.registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Target Fund’s shareholders are resident as of the date of the mailing of the Information Statement/Prospectus to such shareholders;
d.postage;
e.printing;
f.accounting and auditing fees; and
g.legal fees including obtaining required opinions of counsel.
Section 9.02    One Capital agrees that all such fees and expenses so borne and paid, shall be paid directly by One Capital to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.
Article 10.TERMINATION; AMENDMENT
Section 10.01    This Agreement may be terminated by the mutual agreement of the Trust, on behalf of each of the Acquiring Fund or the Target Fund. In addition, the Trust, on behalf of either the Acquiring Fund or the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:
a.a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or
b.a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.
Section 10.02    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Target Fund or the Acquiring Fund, the Trust, or any Trustee or officer of the Trust. In such event, One Capital shall bear the expenses incurred by the Target Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in Section 9.01. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive, and One Capital shall be reimbursed for any payments made under this provision to the extent of any recovery received by the Target Fund or the Acquiring Fund for willful default.
Section 10.03    AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of each of the Target Fund and the Acquiring Fund, as specifically authorized by the Board.
Article 11.LIMITATIONS OF LIABILITY; MISCELLANEOUS
Section 11.01    LIABILITY. The names “FundX Investment Trust ” and “Trustees of FundX Investment Trust” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Trust Instrument dated March 18, 2014, as amended, which is hereby referred to and a copy of which is on file at the office of the Secretary of Corporations for the State of Delaware and at the principal office of the Trust. The obligations of FundX Investment Trust entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust; provided, however, this provision shall not be construed to protect any Trustee or officer of the Trust from liability in violation of Sections 17(h) and 17(j) of the 1940 Act.
Section 11.02    HEADINGS. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
Section 11.03    COUNTERPARTS & SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.
Section 11.04    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

Section 11.05    SUCCESSORS & ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
Section 11.06    VALIDITY. Each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting the remainder of such provision or term or the remaining provisions or terms of this Agreement.
Section 11.07    FURTHER ASSURANCES. Each Party agrees to use its best efforts to take any action, execute or deliver any document, and to do all things necessary and appropriate under the provisions of this Agreement and under applicable Law to consummate and make effective the transactions contemplated by this Agreement.
Section 11.08    The Trust, on behalf of each of the Acquiring Fund and the Target Fund, agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.
Article 12.NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) addressed to the applicable party:

Target Fund:	Acquiring Fund:
Jeff Smith FundX Investment Trust 101 Montgomery Street, Suite 2400 San Francisco, CA 94104	Jeff Smith FundX Investment Trust 101 Montgomery Street, Suite 2400 San Francisco, CA 94104
IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FundX Investment Trust, on behalf FundX Conservative Upgrader Fund (Target Fund)	FundX Investment Trust, on behalf of FundX Conservative ETF (Acquiring Fund)
By: Name: Jeff Smith Title: President	By: Name: Jeff Smith Title: President
One Capital Management, LLC, solely with respect to Article IX and Section 10.02 hereof By: Name: Title:

APPENDIX C
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Target Funds’ financial performance for the period of the Target Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Target Funds (assuming reinvestment of all dividends and distributions). With the exception of the financial highlights for the semi-annual period ended March 31, 2023, this information has been audited by Tait, Weller, & Baker LLP, the Target Funds’ independent registered public accounting firm, whose report, along with the Target Funds’ financial statements for fiscal years ended September 30 as shown in the tables below, are included in the Annual Report, which is available upon request.

Appendix C    C-1    Financial Highlights

INCMX	FLEXIBLE INCOME FUND
Fixed Income

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30,
		2022	2021	2020	2019	2018
Net asset value, beginning of period/year	$24.93	$28.60	$26.92	$28.13	$28.50	$29.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1) (2)	0.32	0.68	0.60	0.49	0.60	0.84
Net realized and unrealized gain (loss) on investments	0.26	(3.71)	1.70	(1.12)	0.35	(0.48)
Total from investment operations	0.58	(3.03)	2.30	(0.63)	0.95	0.36
LESS DISTRIBUTIONS:
From net investment income	(1.15)	(0.64)	(0.62)	(0.58)	(1.32)	(1.02)
From net realized gain	—	—	—	—	—	—
Total distributions	(1.15)	(0.64)	(0.62)	(0.58)	(1.32)	(1.02)
Net asset value, end of period/year	$24.36	$24.93	$28.60	$26.92	$28.13	$28.50
Total return	2.35% ^	(10.85)%	8.63%	(2.32)%	3.66%	1.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$64.5	$67.4	$90.1	$85.3	$97.4	$99.9
RATIO OF EXPENSES TO AVERAGE NET ASSETS (3) (4):
Before fees recaptured/waived and expenses absorbed	1.14% +	1.03%	1.00%	1.01%	1.01%	0.98%
After fees recaptured/waived and expenses absorbed (5)	0.99% +	0.99%	0.99%	0.99%	1.00%	0.99%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (3) (4):
Before fees recaptured/waived and expenses absorbed	2.40% +	2.37%	2.10%	1.75%	2.14%	2.95%
After fees recaptured/waived and expenses absorbed (6)	2.55% +	2.41%	2.11%	1.77%	2.15%	2.94%
Portfolio turnover rate	99% ^	158%	73%	262%	180%	105%
(1)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)Calculated using the average shares outstanding method.
(3)Does not include expenses of investment companies in which the Fund invests.
(4)Includes interest expense of $208 or 0.00%, $246 or 0.00%, $367 or 0.00%, $1,916 or 0.00%, $10,082 or 0.01% and $1,173 or 0.00% of average net assets for the period/years ended March 31, 2023, September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively.
(5)Includes credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.94%, 0.91%, 0.96%, 0.98%, 0.97% and 0.98%, for the period/years ended March 31, 2023, September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively. (Note 3)
(6)Includes credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 2.60%, 2.49%, 2.13%, 1.78%, 2.18% and 2.95%, for the period/years ended March 31, 2023, September 30, 2022, September 30, 2021, September 30, 2020, September 30,2019 and September 30, 2018, respectively. (Note 3)
^      Not Annualized.
+      Annualized.
Appendix C    C-2    Financial Highlights

RELAX	CONSERVATIVE FUND
Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30,
		2022	2021	2020	2019 (1)	2018
Net asset value, beginning of period/year	$35.02	$47.79	$41.43	$40.43	$41.40	$40.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2) (3)	0.78	0.33	(0.06)	0.19	0.27	0.26
Net realized and unrealized gain (loss) on investments	(0.06)	(5.09)	6.60	2.20	0.63	4.01
Total from investment operations	0.72	(4.76)	6.54	2.39	0.90	4.27
LESS DISTRIBUTIONS:
From net investment income	(0.92)	(0.68)	(0.18)	(0.46)	(0.16)	(0.52)
From net realized gain	—	(7.33)	—	(0.93)	(1.71)	(2.76)
Total distributions	(0.92)	(8.01)	(0.18)	(1.39)	(1.87)	(3.28)
Net asset value, end of period/year	$34.82	$35.02	$47.79	$41.43	$40.43	$41.40
Total return	2.01% ^	(12.60)%	15.83%	5.99%	28.84%	11.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$64.2	$67.8	$89.6	$83.4	$99.3	$60.1
RATIO OF EXPENSES TO AVERAGE NET ASSETS (4) (5):
Before fees waived and expenses absorbed	1.43% +	1.35%	1.31%	1.33%	1.35%	1.35%
After fees waived and expenses absorbed (6)	1.35% +	1.35%	1.31%	1.35%	1.35%	1.35%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (4) (5):
Before fees waived and expenses absorbed	4.24% +	0.76%	(0.16)%	0.48%	0.66%	0.61%
After fees waived and expenses absorbed (7)	4.32% +	0.76%	(0.16)%	0.46%	0.66%	0.61%
Portfolio turnover rate	91% ^	144%	84%	172%	151%	92%
(1)On July 26, 2019, shares of the FundX Tactical Upgrader Fund were reorganized into shares of the FundX Conservative Upgrader Fund. Activity after July 26, 2019 reflects the Funds’ combined operations.
(2)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)Calculated using the average shares outstanding method.
(4)Does not include expenses of investment companies in which the Fund invests.
(5)Includes interest expense of $237 or 0.00%, $364 or 0.00%, $152 or 0.00%, $3,077 or 0.00%, $1,536 or 0.00% and $734 or 0.00% of average net assets for the period/years ended March 31, 2023, September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively.
(6)Includes credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.31%, 1.30%, 1.28%, 1.33%, 1.32% and 1.31%, for the period/years ended March 31, 2023, September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively. (Note 3)
(7)Includes credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 4.37%, 0.81%, (0.13)%, 0.48%, 0.69% and 0.65%, for the period/years ended March 31, 2023, September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively. (Note 3)
^      Not Annualized.
+      Annualized.
Appendix C    C-3    Financial Highlights

STATEMENT OF ADDITIONAL INFORMATION
September 12, 2023

FundX Investment Trust (“FundX”)

Acquisition of All of the Assets and Liabilities of

FundX Flexible Income Fund and FundX Conservative Upgrader Fund
(each a series of FundX Investment Trust):

By and in exchange for shares of

FundX Flexible ETF and FundX Conservative ETF
(each a series of FundX Trust)

This Statement of Additional Information (“SAI”) is being furnished to shareholders of the FundX Flexible Income Fund (the “Flexible Fund”) and the FundX Conservative Upgrader Fund (the “Conservative Fund”) (each a “Target Fund” and together, the “Target Funds”), each a series of FundX Investment Trust (the “Trust”), in connection with the reorganization of the Target Funds into the FundX Flexible ETF and FundX Conservative ETF, respectively (each an “Acquiring ETF” and together, “Acquiring ETFs”), each a newly-created series of the Trust as described in the Information Statement/Prospectus (each, a “Reorganization,” and together, the “Reorganizations”). Each Target Fund will reorganize into the corresponding Acquiring ETF as set forth in the table below:

Target Fund	Acquiring ETF
FundX Flexible Income Fund	FundX Flexible ETF
FundX Conservative Upgrader Fund	FundX Aggressive ETF

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):

1.The SAI related to the Target Funds, dated January 30, 2023, as supplemented May 26, 2023 and is on file with the SEC (http://www.sec.gov) (File No. 811-22951) (Accession No. 0000894189-23-000591);

2.The Annual Report to shareholders of the Target Funds for the fiscal year ended September 30, 2022, which has previously been sent to shareholders of the Target Funds and is on file with the SEC (http://www.sec.gov) (File No. 811-22951) (Accession No. 0000894189-22-008757); and

3.The Semi-Annual Report to shareholders of the Target Funds for the six-month semi-period ended March 31, 2023, which has previously been sent to shareholders of the
1

Target Funds and is on file with the SEC (http://www.sec.gov) (File No. 811-22951) (Accession No. 0000894189-23-004103).

Because the Acquiring ETFs were newly-created for the purposes of this Reorganization, the Acquiring ETFs have not published annual or semi-annual shareholder reports. The Acquiring ETFs are newly-created shell series of the Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Funds. The Target Funds shall be the accounting and performance survivor in each Reorganization, and the Acquiring ETFs, as the corporate survivor in each Reorganization, shall adopt the accounting and performance history of the Target Funds. The Target Funds’ Annual Report and Semi-Annual Report has previously been transmitted to the Target Funds’ shareholders.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated September 12, 2023, relating to the Reorganization. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to FundX Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by accessing the documents at the Target Funds’ website at www.fundxfunds.com or by calling (toll free) 1-866-455-FUND [3863].

TABLE OF CONTENTS

Supplemental Financial Information                            1

Appendix A - Additional Information About the Acquiring ETFs            A-1

Appendix B - Corporate Bond Ratings                            B-1

Supplemental Financial Information

Tables showing the fees and expenses of the Acquiring ETFs and the Target Funds, and the fees and expenses of the Acquiring ETFs on a pro forma basis after giving effect to the proposed Reorganization, are included in the section entitled “What other ways will the Conversion help in lowering operating expenses for the Funds?” in the Information Statement/Prospectus. The Reorganizations will not result in a material change to the Target Funds’ investment portfolios due to the investment objectives and restrictions of the Target Funds being identical to the Acquiring ETFs. As a result, a schedule of investments of the Target Funds modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Target Funds as compared to those of the Acquiring ETFs.

2

Appendix A
Additional Information about the Acquiring ETF

Below is information regarding the Acquiring ETFs. All references to the “Funds” in this Appendix A refer to the Acquiring ETFs, unless otherwise noted. All references to the “Trust” in this Appendix A refer to FundX Investment Trust.

GENERAL INFORMATION ABOUT THE TRUST

The FundX Flexible ETF is the successor to the FundX Flexible Income Fund and the FundX Conservative ETF is the successor to the FundX Conservative Upgrader Fund (each the "Predecessor Fund", collectively, the "Predecessor Funds"), each a series of the Trust, as a result of the reorganization of the Predecessor Funds into the FundX Flexible ETF and FundX Conservative ETF on October 9, 2023, the date on which the Funds commenced operations.

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated September 12, 2023, as may be revised, of the FundX Flexible ETF (“Flexible ETF”), the FundX Conservative ETF (“Conservative ETF”), advised by One Capital Management, LLC (the “Advisor”), series of FundX Investment Trust (the “Trust”). A copy of the Funds’ Prospectus and the Predecessor Funds' annual reports may be obtained by calling the number listed above or 1-866-455-FUND [3863] or on the Funds’ website at www.fundxfunds.com.
The Predecessor Funds’ most recent Annual Report to shareholders is a separate document available, without charge, upon request by calling 1-866-455-FUND [3863]. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Predecessor Funds’ Annual Report dated September 30, 2022 as filed with the Securities and Exchange Commission (“SEC”).

THE TRUST
The Trust is a Delaware Statutory trust organized on March 18, 2014, and is registered with the SEC as an open-end management investment company. The Trust’s Agreement and Declaration of Trust permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time-to-time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The Trust consists of various series that represent separate investment portfolios, each of which are discussed in this SAI.
The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund’s assets for any shareholder held personally liable for obligations of a Fund or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund or the Trust and satisfy any judgment thereon. All such rights are limited to the assets of a Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.
As a Delaware statutory trust, the Trust is subject to Delaware law, including the Delaware Statutory Trust Act. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the Trust shall be personally liable for the obligations of the Trust or of any series or class thereof except by reason of his or her own acts or conduct.
Each of the Funds in the Trust are the successors in interest to certain funds having the same names and investment objectives that were included as series of another investment company, Professionally Managed Portfolios (the “PMP Trust”) and that were also advised by the Funds’ investment advisor (the “Predecessor Funds”). On August 1, 2024, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into their corresponding series of the Trust (the “Successor Funds”) and effective as of the close of business on August 1, 2024, the assets and liabilities of each of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Successor Funds.
The FundX Flexible ETF commenced operations on October 9, 2023 as successor to the FundX Flexible Income Fund, a series of the Trust. The successor FundX Flexible Income Fund commenced operations on August 4, 2014 as successor to the FundX Flexible Income Fund, a series of Professionally Managed Portfolios. The original FundX Flexible Income Fund commenced operations on July 1, 2002.
The FundX Conservative ETF commenced operations on October 9, 2023 as successor to the FundX Conservative Upgrader Fund. The successor FundX Conservative Upgrader Fund commenced operations on August 4, 2014 as successor to the FundX Conservative Upgrader

Fund, a series of Professionally Managed Portfolios. The original FundX Conservative Upgrader Fund commenced operations on July 1, 2002.
The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.
INVESTMENT POLICIES AND RISKS
The following information supplements the discussion of the Funds’ investment policies and risks as set forth in their Prospectus. Each Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”) (“Underlying ETFs”). The Underlying ETFs may use the techniques described below or other techniques not declared herein. There can be no guarantee that any Fund’s objective will be attained.
Each Fund is diversified (as described in fundamental investment restriction 7 under “Fundamental Investment Restrictions” in this SAI). Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.
Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security, either directly or via the Underlying ETFs in which a Fund invests, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that a Fund would not, or could not, buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.
Market and Regulatory Risks
Legal, tax and regulatory changes could occur that may adversely affect the Funds and their ability to pursue their investment strategies and/or increase the costs of implementing such strategies. The U.S. government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission (the “CFTC”), the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have in the past taken actions in order to prevent or lessen the impact of financial crises. The impact such actions have on securities held by the Funds is unknown. There can be no assurance that such measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will not take future legislative or regulatory action in response to economic instability or otherwise, and the effect of such actions, if taken, cannot be known.
Pursuant to CFTC Rule 4.5 under the Commodity Exchange Act (“CEA”), advisors that manage funds (including fund of funds) which invest in commodity futures, options and swaps, including securities futures, broad-based stock index futures and financial futures contracts (“Commodity

Instruments”), must either (i) register as a commodity pool operator and become subject to registration and regulation under the CEA and the CFTC, or (ii) significantly limit their investments in Commodity Instruments in order to claim an exemption from Registration (the “Rule 4.5 exemption”). The Funds have claimed no-action relief from CFTC registration available to fund of funds. As a result, the Funds will not be required to register as commodity pool operators (“CPOs”), if ever, until at least six months after the CFTC issues new guidance with respect to the CPO registration obligations of fund of funds. If the Advisor is required to register as a CPO as a result of a Fund’s activities, the Fund will be subject to additional regulation as a CPO, including oversight by the CFTC (each Fund is already subject to regulation as in investment company under the 1940 Act and oversight by the SEC) and will likely incur additional costs and expenses associated with such regulation and oversight. If the Advisor is required to file the Rule 4.5 exemption, a Fund will be more limited in the future in its ability to use Commodity Instruments that in the past and these limitations may have a negative impact on the ability of the Advisor to manage the Fund, and on the Fund’s performance.
Recent Economic Events
The outbreak of COVID-19, an infectious respiratory illness caused by a novel coronavirus, resulted in a global pandemic beginning in 2020 that led to travel restrictions, disruptions of healthcare systems, prolonged quarantines, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Liquidity for many instruments has been greatly reduced for periods of time. These events have, and may continue to have, an impact on the Funds and their investment holdings and could impact the Funds’ ability to purchase or sell securities. These circumstances may continue and may adversely affect the value and liquidity of each Fund’s investments. Fallout from this public health crisis may exacerbate other pre-existing political, social and economic risks in the U.S. and globally. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Interest rates have been at historically low levels. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequence of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
A worldwide increase in inflation began in mid-2021, with many countries seeing their highest inflation rates in decades. This has been attributed to various causes, including pandemic-related economic dislocation; post-pandemic consumer demand for goods and services; and the fiscal and monetary stimulus provided in 2020 and 2021 by governments and central banks around the world in response to the pandemic. Unexpected recovery in demand through 2021 ultimately led to historic and broad supply shortages (including chip shortages and energy shortages) amid increasing consumer demand. Worldwide construction sectors were also hit.
The Russian invasion of Ukraine further exacerbated the situation, increasing global oil prices, natural gas, fertilizer, and food prices. Higher gasoline prices were a major contributor to inflation. Central banks responded by aggressively increasing interest rates. The Federal Reserve raised the federal funds rate seven times 2022 in its efforts to tame inflation, bringing the fed rate to a range of 4.25%-4.50%. The Fed’s rate rises may affect demand in interest-rate-sensitive sectors of the market.

Moving into 2023, global markets continued to face headwinds due to persistent inflation and weakness in corporate profits as consumer confidence remained low. The consensus view was that a recession, although likely mild, would likely hit both sides of the Atlantic even if inflation had peaked. During a recession, businesses usually experience decreased demand for their products or services. As a result, they may cut back on production, which could lead to layoffs and reduced consumer spending. The market’s reaction to such actions may result in higher volatility in asset prices, which may affect the value and liquidity of the Funds’ holdings. Other infectious illness outbreaks in the future may result in similar impacts.
Other Investment Companies
Each Fund pursues its investment objective by investing in shares of other open-end investment companies. As a shareholder of another investment company, a Fund bears, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Each Fund currently intends to limit its investments in Underlying ETFs in accordance with the Investment Company Act of 1940, as amended, (the “1940 Act”) or with certain terms and conditions of applicable exemptive orders issued by the SEC and approved by the Board. This prohibition may prevent a Fund from allocating its investment in the manner the Advisor considers optimal.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Funds in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act and the rules thereunder, except as may be permitted by an exemptive order obtained by the other registered investment companies that permits the Funds to invest in the other registered investment companies beyond the limits of Section 12(d)(1) and the rules thereunder, subject to certain terms and conditions, including that the Funds enter into an agreement with the other registered investment companies regarding the terms of the investment.
Through their investment in shares of the Underlying ETFs, the Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.
Exchange-Traded Funds
The Funds may also invest in ETFs. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange and seek to replicate the performance, before fees and expenses, of an underlying index of securities. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV. Investors in the Fund should be aware that ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,”

which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.
As purchasers of ETF shares on the secondary market, a Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.
Equity Securities
Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Underlying ETFs may invest. All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.
To the extent a Fund invests in the equity securities of small or mid-sized companies, through its investments in Underlying ETFs, it will be exposed to the risks of smaller sized companies. Small and mid-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, or services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Common Stock
Through their investment in shares of Underlying ETFs, the Funds may invest in common stocks. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Preferred Stock
Through their investment in shares of Underlying ETFs, the Funds may invest in preferred stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond, but does not have the seniority of a bond. Unlike common stock, a preferred stock’s participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Convertible Securities and Warrants
Through their investment in shares of Underlying ETFs, the Funds may invest in convertible securities. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
An Underlying ETF may invest in warrants. A warrant gives the holder the right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed exercise price. Unlike convertible debt securities or preferred stock, warrants do not pay a dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach the exercise price (in which event the Underlying ETF will not exercise the warrant and will lose its entire investment therein).
Fixed-Income Securities
Through their investment in shares of the Underlying ETFs, the Funds may invest in fixed-income securities which include traditional debt securities issued by corporations, such as bonds and debentures and debt securities that are convertible into common stock and interests. Fixed-income securities that will be eligible for purchase by an Underlying ETF include investment grade and high-yield corporate debt securities. Investment grade securities are those rated BBB or better by Standard & Poor’s® (“S&P®”) Ratings Group or Baa or better by Moody’s Investors Services©, Inc. (“Moody’s”) or their equivalent. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. High-yield securities, or “junk bonds,” are rated less than investment grade.
High-yield debt securities generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.
The market for high-yield debt securities is generally thinner and less active than that for higher quality securities, which may limit an Underlying ETF’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.
Ratings of debt securities represent the rating agencies’ opinions regarding the securities’ quality, but are not a guarantee of quality and may be reduced after an Underlying ETF has acquired the security. If a security’s rating is reduced while it is held by an Underlying ETF, the Underlying ETF’s investment advisor will consider whether the Underlying ETF should continue to hold the security, but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events. As a result, an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for debt securities are described in Appendix A.
Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.
Asset-Backed Securities
Through their investment in shares of Underlying ETFs, the Funds may have some exposure to certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Mortgage-Backed Securities
Through their investment in shares of Underlying ETFs, the Funds may have some exposure to mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”), Federal Home Loan Banks (“FHLB”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.
Some of these obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.
Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments is generally unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Foreign Investments and Currencies
Through their investment in shares of the Underlying ETFs, the Funds may invest in the securities of foreign issuers (“foreign securities”), including in sponsored and unsponsored American Depositary Receipts (“ADRs”).
Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the United States. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and an Underlying ETF may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures); possible foreign withholding taxes on dividends and interest payable to an Underlying ETF; possible taxes on trading profits; and inflation, interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.
In addition, an Underlying ETF may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in emerging markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and, even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede an Underlying ETF’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with an Underlying ETF’s investments in emerging market countries, which may be magnified by currency fluctuations.
From time to time, an Underlying ETF may invest a significant portion of its assets in the securities of a single country or region. Substantial investment in a single country or region will subject an Underlying ETF, and therefore the Funds to a greater extent, to the risks associated with investments in that region or country. An Underlying ETF will also be subject to the risks that its return will be more dependent on the economic performance of that country or region than a fund that is not so concentrated.
Dividends and interest payable on an Underlying ETF’s foreign securities may be subject to foreign withholding tax. An Underlying ETF may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to an Underlying ETF of investing in those countries that impose these taxes. To the extent such taxes are not offset by credits or deductions available to shareholders in a Fund under U.S. tax law, they will reduce the net return to a Fund’s shareholders.
To the extent an Underlying ETF invests in securities denominated in foreign currencies, the Underlying ETF will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Underlying ETF’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting an Underlying ETF to the risk of fluctuating currency exchange rates pending settlement.
Underlying ETFs may invest in ADRs. ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. Although the underlying securities are denominated in a foreign currency, ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. Investments in ADRs involve risks similar to direct investment in the underlying foreign security. Unsponsored ADRs are organized independently of the issuer of the underlying security and without its cooperation. Available information about the issuer of the unsponsored ADR may not be current or as readily available as for sponsored ADRs and therefore the prices of unsponsored ADRs may be more volatile than for sponsored ADRs.
Debt Securities
Through their investment in shares of the Underlying ETFs, the Funds may invest in corporate and U.S. government debt securities. Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. The Funds may invest in debt securities that are non-investment grade or are in default.
U.S. government debt securities include direct obligations of the U.S. government and obligations issued by U.S. government agencies and instrumentalities. Although certain securities issued by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. government agency securities or securities of U.S. government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. government provides financial support to those U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S.

government. In the case of securities backed by the full faith and credit of the U.S. government, shareholders are primarily exposed to interest rate risk.
Leverage through Borrowing
The Underlying ETFs may borrow money for leveraging or other purposes. Leveraging creates an opportunity for increased net income but, at the same time, creates special risk considerations. Since substantially all of an Underlying ETF’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Underlying ETF’s agreement with its lender, the net asset value (“NAV”) per share of the Underlying ETF will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Underlying ETF did not borrow funds. Leveraging will also create interest expenses for an Underlying ETF which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest an Underlying ETF will have to pay, such fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of an Underlying ETF will be less than if leveraging were not used and, therefore, the amount available for distribution to stockholders as dividends will be reduced.
In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, an Underlying ETF might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
Fund Borrowing
The Funds are authorized to borrow money from time-to-time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts not to exceed 33 1/3% of the value of a Fund’s total assets at the time of such borrowings. A Fund will not borrow for investment purposes. When borrowing, a Fund will be subject to risks similar to those listed above in the section “Leverage Through Borrowing.”
When-Issued Securities
An Underlying ETF may from time-to-time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when‑issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Underlying ETF to the issuer and no interest accrues to the Underlying ETF. To the extent that assets of the Underlying ETF are held in cash pending the settlement of a purchase of securities, the Underlying ETF would earn no income. At the time an Underlying ETF makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its NAV. The market value of the when-issued securities may be more or less than the purchase price. The Advisor does not believe that an Underlying ETF’s NAV or income will be adversely affected by the purchase of securities on a when-issued basis. Underlying ETFs normally segregate liquid assets equal in value to commitments for when-issued securities, which reduces, but does not eliminate, leverage because the Underlying ETF will be able to make use of those segregated assets until settlement occurs.

Options and Futures
Underlying ETFs may invest in options on equities, debt and stock indices (collectively, “options”). Underlying ETFs may also invest in futures contracts and options on futures contracts (collectively, “futures”). Underlying ETFs may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of its position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.
The use of futures and options (collectively, “Financial Instruments”) is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, an Underlying ETF’s ability to use Financial Instruments will be limited by tax considerations.
The use of Financial Instruments involves special considerations and risks which include, but are not limited to, the following:
(1)Successful use of most Financial Instruments depends upon the investment advisor’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by an investment advisor may still not result in a successful transaction. The investment advisor may be incorrect in its expectations as to the extent of market movements or the time span within which the movements will take place which, thus, may result in the strategy being unsuccessful.
(2)Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(3)As described below, an Underlying ETF might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If an Underlying ETF were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Underlying ETF’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that an Underlying ETF sell a portfolio security at a disadvantageous time. An Underlying ETF’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to an Underlying ETF.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of an Underlying ETF’s assets to cover or hold in accounts could impede portfolio management or the Underlying ETF’s ability to meet redemption requests or other current obligations.
(4)Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by an Underlying ETF on options transactions.
Options on Securities and Securities Indices
Underlying ETFs normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Underlying ETF, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. The Underlying ETF normally purchases put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle an Underlying ETF, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.
The Underlying ETF may purchase and sell options traded on U.S. and foreign exchanges. Although the Underlying ETF will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Underlying ETF would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.
Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) the imposition of trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance of option trading (or of a particular class or series of options) in the future by one or more exchanges for economic or other reasons, in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The Underlying ETF may write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves the Underlying ETF giving another party, in return for a premium, the right to buy specified securities owned by the Underlying ETF at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security.

However, by writing a covered call option, the Underlying ETF gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Underlying ETF’s ability to sell the underlying security is limited while the option is in effect unless the Underlying ETF effects a closing purchase transaction.
The Underlying ETFs may also write covered put options that give the holder of the option the right to sell the underlying security to the Underlying ETF at the stated exercise price. The Underlying ETF will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, the Underlying ETF will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Underlying ETF’s option orders.
Futures and Options on Futures
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, an Underlying ETF realizes a capital gain; if it is more, the Underlying ETF realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, an Underlying ETF realizes a capital gain; if it is less, the Underlying ETF realizes a capital loss. The transaction costs must also be included in these calculations. Underlying ETFs may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies.
An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.
In order to avoid leveraging and related risks, when an Underlying ETF invests in futures contracts, the Underlying ETF will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts and options on futures.
Underlying ETFs may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce an Underlying ETF’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Underlying ETF’s return. No price is paid upon entering into futures contracts. Instead, an Underlying ETF would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.
Swap Contracts
Types of Swaps
Swaps are a specific type of over-the-counter (“OTC”) derivative involving privately negotiated agreements with a trading counter-party. An Underlying ETF may use (i) long equity swap contracts – where the Underlying ETF pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities; (ii) short equity swap contracts – where the Underlying ETF receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; and (iii) contracts for differences – equity swaps that contain both a long and short equity component.
Uses
An Underlying ETF may use swaps for (i) traditional hedging purposes – short equity swap contracts used to hedge against an equity risk already present in the Underlying ETF; (ii) anticipatory purchase hedging purposes – where an Underlying ETF anticipates significant cash purchase transactions and enters into long equity swap contracts to obtain market exposure until such a time where direct investment becomes possible or can be made efficiently; (iii) anticipatory redemption hedging purposes – where an Underlying ETF expects significant demand for redemptions; (iv) direct investment – where an Underlying ETF purchases (particularly long equity swap contracts) in place of investing directly in securities; and (v) risk management – where an Underlying ETF uses equity swap contracts to adjust the weight of an Underlying ETF to a level the Underlying ETF’s investment advisor feels is the optimal exposure to individual markets, sectors and equities.
Risks Associated With Recent Economic Events
The U.S. credit markets have experienced exceptionally low volatility and disruption, due in part to accommodative monetary policies from global central banks. As the Fed and other central banks remove such accommodation and raise interest rates, instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by a Fund. These developments may also make it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by a Fund and adversely affect the net asset value (“NAV”) of its shares.
The Dodd-Frank Act significantly revises and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. These regulations imposed significant costs and burdens on funds but also helped improve investor confidence and reduce some of the systemic risks that contributed to the financial crisis of 2008-2009. The current administration has been scaling back regulations and considering measures to soften or potentially even repeal the Dodd-Frank Act. This may reduce costs and boost innovation, but it may also increase the risks of future crisis. In addition, the recent European debt situation and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt situation and the reaction to any efforts to address the situation.
Limitations on Use
There is generally no limit on the use of swaps except to the extent such swaps are subject to the liquidity requirements of an Underlying ETF.
Risks Related to Swaps
Swaps may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indices. An Underlying ETF can use swaps for many purposes, including hedging and investment gain. An Underlying ETF may also use swaps as a way to efficiently adjust its exposure to various securities, markets and currencies without having to actually sell current assets and purchase different ones. The use of swaps involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. An Underlying ETF’s investment advisor may also fail to use swaps effectively. For example, such investment advisor may choose to hedge or not to hedge at inopportune times which may adversely affect an Underlying ETF’s performance.
Swaps are subject to a number of risks. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that the swap contract will be improperly valued. Valuation, although based on current market pricing data, is typically done by the counter-party to the swap contract. If the counter-party to a swap contract does not make timely principal interest or settle payments when due, or otherwise fulfill its obligations, an Underlying ETF could lose money on its investment.
Swaps also involve the risk that changes in the value of the swaps may not correlate perfectly with relevant assets, rates or indices they are designed to hedge or to closely track. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that an Underlying ETF may be prevented from selling particular securities at the price at which it values them. An Underlying ETF is subject to liquidity risk, particularly with respect to the use of swaps. Also, suitable swaps transactions may not be available in all circumstances, and there can be no assurance that an Underlying ETF will engage in these transactions to reduce exposure to other risks when that would be beneficial.
Illiquid Securities
Typically, an Underlying ETF may invest up to 15% of its net assets in securities that at the time of purchase are illiquid.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.
The Investment Company Act of 1940 provides that an Underlying ETF, whose shares are purchased by a Fund, is obliged to redeem shares held by the Fund only in an amount up to 1% of the Underlying ETF’s outstanding securities during any period of less than 30 days (unless the SEC has issued other exemptive relief). Thus, shares of an Underlying ETF held by a Fund in excess of 1% of the Underlying ETF’s outstanding securities may be considered not readily marketable securities; that, together with other such securities, may not exceed 15% of the Fund’s net assets. (This limitation does not apply to a Fund’s holdings of shares of ETFs, which are not redeemed through the ETF itself, but which can be sold by a Fund on a securities exchange in a secondary market transaction.) However, because each Fund has elected to reserve the right to pay redemption requests by a distribution of securities from a Fund’s portfolio, instead of in cash, these holdings may be treated as liquid. In some cases, an Underlying ETF may make a redemption payment to a Fund by distributing securities from its portfolio instead of cash. Thus, it is possible that such Fund could hold securities distributed by an Underlying ETF until such time as the Advisor determines it is appropriate to dispose of such securities. Disposing of such securities could cause a Fund to incur additional costs.
Restricted Securities
An Underlying ETF may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” an Underlying ETF may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. An Underlying ETF may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). An Underlying ETF’s investment advisor will determine and monitor the liquidity of Rule 144A securities and 4(2) Paper.
Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Underlying ETF might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Underlying ETF might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
Securities Lending
An Underlying ETF may lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. Generally, an Underlying ETF may lend portfolio securities to securities broker-dealers or financial institutions if: (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily; (2) the loan is subject to termination by the Underlying ETF at any time; (3) the Underlying ETF receives reasonable interest or fee payments on the loan, as well as any dividends, interest, or other distributions on the loaned securities; (4) the Underlying ETF is able to exercise all voting rights with respect to the loaned securities; and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of the Underlying ETF’s assets.
Short Sales
An Underlying ETF may seek to hedge investments or realize additional gains through short sales. In a short sale, the Underlying ETF sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, an Underlying ETF must borrow the security to make delivery to the buyer. The Underlying ETF is then obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by an Underlying ETF. An Underlying ETF will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Underlying ETF replaces the borrowed security. An Underlying ETF will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Underlying ETF may be required to pay in connection with the short sale.
Typically an Underlying ETF will segregate liquid assets, which are marked-to-market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale).
Short-Term Investments
The Funds and Underlying ETFs may invest in any of the following securities and instruments:
Certificates of Deposit, Bankers’ Acceptances and Time Deposits
The Funds and Underlying ETFs may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions, which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under their investment objective and policies stated above and in its prospectus, the Funds and Underlying ETFs may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Commercial Paper and Short-Term Notes
The Funds and Underlying ETFs may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix B.
Money Market Mutual Funds
The Funds and Underlying ETFs may invest in money market mutual funds in connection with their management of daily cash positions or as a temporary defensive measure. Generally, money market funds seek to earn a high rate of income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments, which generally mature within 397 days from the date of purchase.
Repurchase Agreements
The Funds and Underlying ETFs may enter into repurchase agreements in order to earn income on available cash or as a defensive investment in which the purchaser (e.g., a Fund) acquires ownership of a U.S. government security (which may be of any maturity), and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund or an Underlying ETF engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund or Underlying ETF could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and with the most credit-worthy registered securities dealers, with all such transactions governed by procedures adopted by the Advisor. The Advisor monitors the creditworthiness of the banks and securities dealers with whom the Funds engage in repurchase transactions.

If the market value of the U.S. government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Funds or an Underlying ETF will direct the seller of the U.S. government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund or an Underlying ETF might be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.
Repurchase agreements involve certain risks, such as default by or insolvency of the other party to the agreement. A Fund or an Underlying ETF’s right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, a Fund or an Underlying ETF could suffer a loss.
Temporary Investments
When the Advisor believes market or economic conditions are unfavorable for investors, the Advisor may invest up to 100% of a Fund’s net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the Underlying ETF investments in which a Fund normally invests or the U.S. economy. Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, U.S. Treasuries, money market fund shares and other money market equivalents. The Advisor also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.
INVESTMENT RESTRICTIONS
The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of a Fund’s outstanding voting securities as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund. These investments restrictions do not impact the Underlying ETFs.
The Flexible ETF and the Conservative ETF may not:
1.Make loans to others, except to the extent a repurchase agreement is deemed to be a loan.
2.(a)    Borrow money, except for temporary or emergency purposes. Any such borrowing will be made only if, immediately thereafter, there is asset coverage of at least 300% of all borrowings.
(b)Mortgage, pledge or hypothecate up to 33 1/3% of its assets except in connection with any such borrowings.
3.Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account or underwrite securities. (This does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).
4.Purchase or sell real estate, commodities or commodity contracts.
5.Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of related industries (other than investment companies). This restriction does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities.
6.Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.
7.With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities or securities of other investment companies.)
The Flexible ETF and the Conservative ETF observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. Each Fund may not:
1.Invest in any issuer for purposes of exercising control or management.
2.With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.
The Flexible ETF, and the Conservative ETF observe the following policy, which is not deemed fundamental and which may be changed without shareholder vote. Each Fund may not:
1.Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.
PORTFOLIO TURNOVER
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transactions costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions and Brokerage.”

For the fiscal years ended September 30, the Predecessor Funds had the following portfolio turnover rates:

Fund	2022	2021
FundX Flexible Income Fund	158%	73%
FundX Conservative Upgrader Fund	144%	84%
The Flexible Income Fund experienced an increase in portfolio turnover from the prior year due to significant shareholder activity triggered by year-end distributions.
The Conservative Upgrader Fund's strategy typically results in high portfolio turnover, however, for the 2021 fiscal year, the Fund had lower than normal portfolio turnover due to market conditions.

PORTFOLIO HOLDINGS INFORMATION
The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Funds. The policy was developed in consultation with the Advisor and has been adopted by the Advisor. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Advisor, principal underwriter or any other affiliated person of the Funds. After due consideration, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the policy including, mutual fund rating or statistical agencies or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds. Pursuant to this policy, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.
The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the policy, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.
Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the Funds disclose their complete portfolio holding on the Funds’ website at www.fundxfunds.com under the hotlink of each Fund’s ticker symbol within five business days of each month-end.

Portfolio holdings information posted on the Funds’ website may be separately provided to any person, commencing on the day after it is first published on the Funds’ website. In addition, the Funds may provide their complete portfolio holdings at the same time such information is filed with the SEC.
In the event of a conflict between the interests of the Funds and the interests of Advisor or an affiliated person of the Advisor, the Advisor’s and the Trust’s CCO shall make a determination as to how to resolve such conflict in the best interests of the Funds, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.
In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed including, a duty not to trade on non-public information: fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third-parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when the Funds have a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.
In no event shall the Advisor, its affiliates or employees, the Funds, or any other party enter into any arrangement to receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.
There is no assurance that the Funds’ policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.
From time to time, the Advisor may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website. Shareholders can access the Funds’ website at www.fundxfunds.com for additional information about the Fund, including, without limitation, the periodic disclosure of its portfolio holdings.
Because the Funds make investments in Underlying ETFs, (which are themselves generally required to have portfolio holdings disclosure policies and procedures), but do not maintain criteria for determining whether the Underlying ETFs have adequate policies in place with respect to disclosure of portfolio holdings, the performance of the Underlying ETFs, and therefore the Funds, may be affected by the improper use or control of portfolio holdings information by the Underlying ETFs.
The transfer agent may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day. “Authorized Participants” are broker-dealer firms that have entered into Authorized Participant Agreements with the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements through which the Fund offers and redeems shares. Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances, as described above.
TRUSTEES AND EXECUTIVE OFFICERS
The Board is responsible for overall management, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupation for the past five years and other directorships held are set forth in the table below.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Jan Gullett (born 1954) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired, formerly President & Founder, AVANTX, Inc. (a technology firm focused on research and development using dynamic evolution for algorithm based trading signals), 2006-2016.	5	Director, Balco, Inc., (2018 – 2020).
Gregg B. Keeling (born 1955) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Lead Independent Trustee	Indefinite term; Since April 2014	Retired; Certified Public Accountant; Acting President of Meridian Fund, Inc. (SEC registered investment company), 2012-2013; CFO of Meridian Fund, Inc. 1999-2013; CCO of Meridian Fund, Inc. and Aster Investment Management Company, Inc. (SEC registered investment advisor) 2004-2013; Vice President of Operations, Aster Investment Management Company, Inc., 1999-2013.	5	None

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Kimun Lee (born 1946) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Investment advisor and Principal, Resources Consolidated (Consulting Services) (1980-Present).	5	Director, Board of Firsthand Technology Value Fund, (One Portfolio) (2010-Present). Trustee, Firsthand Funds (two portfolios) (2013-Present). Principal and Director of iShares Delaware Trust Sponsor, LLC, an operator that sponsors iShares Gold Trust, iShares Silver Trust, and iShares S&P GSCI Commodity-Indexed Trust, and iShares Gold Trust Micro (2009-Present).
Interested Trustees(2) and Officers of the Trust
Janet Brown (born 1950) FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chairperson and Interested Trustee	Indefinite Term; Since March 2014	Managing Director, One Capital Management, LLC 2022 - present; President, FundX Investment Group, LLC, 1978 - 2022.	5	None
Sean McKeon (born 1957) FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Treasurer Chief Compliance Officer	Indefinite Term; Since April 2014 Since August 2015	Managing Director, One Capital Management, LLC 2022 – present; Portfolio Manager, FundX Investment Group, LLC, 1990 - 2022.	N/A	N/A
Jeff Smith (born 1975) FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	President Secretary	Indefinite Term; Since March 2018 Since August 2023	Managing Director, One Capital Management, LLC 2022 – present; Managing Partner, FundX Investment Group, LLC, 2001 - 2022.	N/A	N/A
(1)The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)The Trustees of the Trust who are “interested persons” of the Trust as defined under the 1940 Act (“Interested Trustees”). Janet Brown is an interested person of the Trust because she is Managing Director of the Advisor.

Additional Information Concerning the Board of Trustees
The Role of the Board
The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Advisor as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Advisor provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Structure, Leadership
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The majority of the Trustees are Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates. The Board has a designated Lead Independent Trustee and has established various committees comprised solely of Independent Trustees. One Trustee, the Chairperson of the Board, is an Interested Trustee. The Chairperson of the Board is an Interested Trustee because she is the President of the Advisor. The Board has taken into consideration the fact that Ms. Brown is an interested person of the Trust with respect to their selection of Ms. Brown to serve as the Chairperson of the Board of the Trust and the Board of Trustees has determined that having an interested person as Chairperson is appropriate and benefits shareholders because an interested Chairperson has a personal as well as a professional stake in the management of the Trust. As noted, the majority of the Board is comprised of Independent Trustees and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Trust, the Independent Trustees meet in a separate quarterly session in conjunction with each quarterly meeting of the Board during which they review matters relating to their independent oversight of the Trust. Currently, Mr. Keeling serves as Lead Independent Trustee of the Board. In his role as Lead Independent Trustee, Mr. Keeling acts as the key liaison with the Advisor to ensure that the interests of the Independent Trustees are taken into consideration in connection with the ongoing management and operation of the Funds. Specifically, Mr. Keeling reviews and approves the agenda for each Board meeting, facilitates communications between the Independent Trustees and the Advisor, chairs the separate quarterly sessions of the Independent Trustees and presides at meetings of the Board at which the Chairperson of the Board is not present, among other duties. This permits the Independent Trustees to have a greater role in the leadership of the Funds. Finally, the Independent Trustees have determined that because they comprise a majority of the Board and because they have designated a Lead Independent Trustee, they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board. In addition, the Board has established four standing committees, a Governance and Nominating Committee, an Audit Committee, a Qualified Legal Compliance Committee, and a Valuation Committee, which are discussed in greater detail below under “Trust Committees”. The Governance and Nominating Committee, Audit Committee, Qualified Legal Compliance Committee and Valuation Committee are comprised entirely of the Independent Trustees. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure and the composition of the Board, along with the function and composition of its various committees provide appropriate means to address any potential conflicts of interest that may arise given the current organizational structure and operation of the Fund.
Board Oversight of Risk Management
As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Advisor as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.
In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.
Ms. Brown’s Trustee Attributes include her more than 35 years of experience researching funds and developing successful fund investment strategies. Ms. Brown is executive director of One Capital Management, LLC and was president of FundX Investment Group, LLC from 1997 to 2022. Prior to that, she was a key Investment Advisor and managing editor of NoLoad FundX since 1980. She joined FundX in 1978 as one of the first employees. Prior to joining FundX, she worked in Brussels with a financial services company where she specialized in mutual funds. Ms. Brown is frequently interviewed by the media on investment and mutual fund issues. She is very philanthropically oriented and sits on the board of several non-profit organizations. The Board believes Ms. Brown’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Gullett’s Trustee Attributes include twenty years leading technology companies as President or CEO (1998-2016) in areas including dynamic evolution of algorithm based trading signals, internet application infrastructure and devices, social media and e-commerce. Between 1995 and 1997, he served as SVP for Broderbund, a software company, leading product management, sales, marketing and customer service. He has served on a number of technology corporate and also non-profit boards. Previously, he served in Vice Presidential and General Manager roles (1988-1994) in Fortune 100 companies including PepsiCo and Sara Lee Corporation where he variously managed marketing, sales and operations with six thousand employees. Mr. Gullett earned his BS degree from Miami University, in Ohio, and his MBA from the Harvard Business School. Mr. Gullett has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Gullett’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees support the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Keeling’s Trustee Attributes include his experience in various executive capacities with Meridian Fund, Inc. as Acting President, Chief Financial Officer and Chief Compliance Officer and with Aster Investment Management Company, Inc. as Vice President of Operations. Mr. Keeling has over twenty-five years of comprehensive experience and knowledge of investment advisor and investment company financial reporting, operations, regulatory compliance and industry practice. Prior to Meridian, he was a Certified Public Accountant and lead staff auditor with Deloitte & Touche, LLP, providing audit and assurance service to securities industry clients including broker/dealers, investment advisors and investment management companies. He was a founding member of Bay Area Chief Compliance Officers (“BAACO”) and an affiliate of the American Institute of Certified Public Accountants and the California ’40 Acts Group. Mr. Keeling earned his BA and Certificate in Accounting from the University of California, Berkeley. Mr. Keeling has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Keeling’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees support the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Lee’s Trustee Attributes include his experience as a California-registered investment advisor and principal of Resources Consolidated, a San Francisco based business consulting group with a global focus on the United States, Asia, and Europe. Mr. Lee has served as a principal and director of the iShares Delaware Trust Sponsor, LLC and as a member of its audit committee since 2009. Since 2010, Mr. Lee has served as a member of the Board of Directors of Firsthand Technology Value Fund, Inc., and since April 2013, Mr. Lee has served on the Board of Trustees of Firsthand Funds. Mr. Lee earned his BA from the University of the Pacific and an MBA from the University of Nevada, Reno, and has completed the Stanford Business School executive education program on corporate governance for directors. Mr. Lee’s experience, qualifications, attributes, and skills on an individual basis and in combination with those of the other Trustees has led the Board to conclude that he possesses the requisite Trustee skills and attributes to carry out oversight responsibilities with respect to the Trust.
Trust Committees
The Trust has four standing committees: the Governance and Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.
The Governance and Nominating Committee, comprised of all the Independent Trustees, is responsible for considering and making recommendations to the Board regarding various aspects of the Board’s responsibilities such as the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other things and seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Governance and Nominating Committee will consider nominees nominated by shareholders. Recommendations for consideration by shareholders should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Governance and Nominating Committee met once during the Funds’ last fiscal year.
The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee typically meets on a quarterly basis with respect to each series of the Trust and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of a Fund’s pricing and financial reporting. The Audit Committee met twice during the Funds’ last fiscal year.
The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The QLCC did not meet during the Funds’ last fiscal year.
The Valuation Committee is comprised of all of the Independent Trustees. The Board has delegated day-to-day valuation issues to a Pricing Committee that is comprised of the Advisor’s personnel and is overseen by the Trustees. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Pricing Committee, and the actions of the Pricing Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee met once during the Funds’ last fiscal year.

Trustee Ownership of Fund Shares and Other Interests
The following table shows the amount of shares in each Predecessor Fund and the amount of shares in other portfolios of the Trust owned by the Independent Trustees as of the calendar year ended December 31, 2022.

Amount Invested Key A.$0 B.$1-$10,000 C.$10,001-$50,000 D.$50,001-$100,000 E.over $100,000

Dollar Range of Fund Shares Owned
Name	FundX Flexible Income Fund	FundX Conservative Upgrader Fund	FundX ETF	FundX Aggressive ETF	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
Jan Gullett	C	A	C	A	D
Gregg Keeling	C	C	C	A	C
Kimun Lee	A	A	A	A	B
Interested Trustees
Janet Brown	A	A	A	E	E
Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Funds’ principal underwriter or any of its affiliates.
Compensation
Those Trustees who are not employees of the Advisor receive a retainer fee of $46,000 per year, as well as reimbursement for reasonable expenses incurred in connection with attendance at scheduled Board meetings and for attendance at educational and industry conferences.
The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. Set forth below is the rate of compensation received by the following Independent Trustees from each Predecessor Fund and other portfolios of the Trust for the fiscal year ending September 30, 2022.

Aggregate Compensation from the Predecessor Funds and other portfolios of the Trust
Name of Person/Position	FundX Flexible Income Fund	FundX Conservative Upgrader Fund	FundX ETF	FundX Aggressive ETF	Total Compensation from the Funds and Fund Complex Paid to Trustees(1)
Gregg Keeling Independent Trustee	$9,123	$8,821	$21,660	$3,994	$46,000
Jan Gullett Independent Trustee	$9,123	$8,821	$21,660	$3,994	$46,000
Kimun Lee Independent Trustee	$9,123	$8,821	$21,660	$3,994	$46,000
Janet Brown Interested Trustee(2)	None	None	None	None	None
(1)For the fiscal year ended September 30, 2022 Trustees’ fees and expenses in the amount of $138,000 were paid by the Trust.
(2)The Interested Trustee does not receive compensation from the Trust for her service as Trustee.
Codes of Ethics
The Trust, the Advisor and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and the principal underwriter to invest in securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES AND PROCEDURES
The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Funds which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s proxy policies and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.
The Advisor has also adopted a proxy voting policy (the “Advisor’s Policy”) that underscores the Advisor’s concern that all proxy voting decisions be made in the best interests of the Funds’ shareholders. The Advisor’s Policy dictates that its Proxy Committee vote proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by the Proxy Committee on behalf of a Fund is done on a case-by-case basis, taking into account all relevant factors. The Proxy Committee does utilize specific voting positions for substantive proxy issues, but these only serve as guidelines and are subject to change upon review.
Where a proxy proposal raises a material conflict between the Advisor’s interests and the Funds’ interests, the Advisor will resolve such conflict in the best interests of the Funds’ shareholders. Typically, the Advisor will (1) disclose the conflict and obtain the clients consent before voting;

(2) vote in accordance with a pre-determined policy based upon the independent analysis and recommendation of a voting agent; or (3) make other voting arrangements consistent with pursuing the best interests of the Funds’ shareholders.
The Trust is required to file Form N-PX, with the Funds’ complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Funds is available without charge, upon request, by calling toll-free 1-866-455-FUND [3863] and on the SEC’s website at www.sec.gov.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As of July 31, 2023, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of any Fund. As of July 31, 2023, the following shareholders were considered to be either a control person or principal shareholder of each Fund:
Flexible ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab Co. Reinvest Account 211 Main St. San Francisco, CA 94105-1901	82.41%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	7.20%	Record
Conservative ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab Co. Reinvest Account 211 Main St. San Francisco, CA 94105-1901	54.72%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	15.89%	Record
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	12.09%	Record

THE FUNDS’ INVESTMENT ADVISOR
One Capital Management, LLC (OCM) is located at 3075 Townsgate Rd, Westlake Village, California 91361, and acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust. OCM is owned 100% by OCM Capital Partners, LLC. 51% of OCM Capital Partners, LLC is owned by CI US Holdings Inc., and 49% by OCM Holdings, LLLP. Prior to February 4, 2022, the Funds’ investment advisor was FundX Investment Group, LLC.
Under the Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for the fee paid to the Advisor pursuant to the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses associated with the purchase, sale, or ownership of securities, acquired fund fees and expenses, accrued deferred tax liability, and extraordinary expenses. For the services it provides the Funds, the Funds pay the Advisor a unitary management fee based on each Fund’s average daily net assets at the annual rates as shown in the table below:

Annual Advisory Fee
FundX Flexible ETF	0.70%
FundX Conservative ETF	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.
Prior to the Reorganization, the Predecessor Funds each paid the Advisor a monthly management fee (accrued daily) based on each Predecessor Fund’s average daily net assets at the annual rates as shown in the table below:

Annual Advisory Fee
FundX Flexible Income Fund	0.70%
FundX Conservative Upgrader Fund	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.
For the fiscal years ended September 30, the following table shows the advisory fees paid to the Advisor by the Predecessor Funds under the Predecessor Advisory Agreements:

FundX Flexible Income Fund
	2022	2021	2020
Fees Accrued	$572,747	$611,718	$645,214
Fees (Waived)	$(37,186)	$(4,268)	$(17,938)
Fees Recouped	$1,604	$0	$4,367
Net Advisory Fee Paid	$537,165	$607,450	$631,643

FundX Conservative Upgrader Fund
	2022	2021	2020
Fees Accrued	$805,281	$884,758	$862,385
Fees (Waived)	$(826)	$0	($174)
Fees Recouped	$0	$174	$19,220
Net Advisory Fee Paid	$804,455	$884,932	$881,431
The Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the applicable Fund); and (2) a majority of the Trustees who are not interested persons of any party to an Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act. The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
Portfolio Managers
The Funds are managed by an investment committee consisting of Ms. Janet Brown, and Messrs. Martin DeVault and Sean McKeon, whom are all considered “Portfolio Managers”.
The information below represents all of the other accounts (other than the Predecessor Funds) managed by the investment committee as of November 30, 2022:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	$7,685,745	0	0
Other Accounts	2,603	$4,125,336,576	0	0
The Advisor performs investment management services for various clients with investment objectives and strategies substantially similar to the Funds, which may create certain conflicts of interest in connection with the allocation and timing of investment opportunities among the Funds and the Portfolio Managers’ other advised accounts. The Advisor may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Funds. The Advisor will have no obligation to purchase or sell for the Funds, or to recommend for purchase or sale by the Funds, any security that the Advisor, its principals, its affiliates or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.
Each Portfolio Manager’s compensation is comprised of a fixed salary plus a bonus. The salaries are set by industry standards and bonuses are based on a combination of the success of the Advisor and the Portfolio Managers’ contribution to the Advisor. Neither salaries nor bonuses are based on Fund performance or assets. The Portfolio Managers do not receive any deferred compensation, but they do participate in a 401(k) retirement plan, have an ownership interest in the Advisor and receive income distributions based on their percentage ownership in the Advisor.
The following indicates the beneficial ownership of each Portfolio Manager of each Predecessor Fund as of September 30, 2022:

Amount Invested Key A.None B.$1-$10,000 C.$10,001-$50,000 D.$50,001-$100,000 E.$100,001-$500,000 F.$500,001-$1,000,000 G.Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in each Fund (A. None, B. $1-$10,000, C. $10,001-$50,000, D. $50,001-$100,000, E. $100,001-$500,000, F. $500,001-$1,000,000, G. Over $1,000,000)
	FundX Flexible Income Fund	FundX Conservative Upgrader Fund
Janet Brown	A	A
Martin DeVault	F	F
Sean McKeon	E	D
SERVICE PROVIDERS
Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator for the Funds. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Fund Services also acts as fund accountant and transfer agent under separate agreements.

The table below shows the amount of administration fees paid by the Predecessor Funds to Fund Services for the fiscal years ended September 30.

Administration Fee Paid
	2022	2021	2020
FundX Flexible Income Fund	$76,743	$78,827	$79,809
FundX Conservative Upgrader Fund	$76,280	$80,564	$76,783

Custodian
U.S. Bank National Association is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. Fund Services and U.S. Bank N.A. are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.
Independent Registered Public Accounting Firm and Legal Counsel
Tait, Weller & Baker LLP, is the independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission for the Funds.
Cravath & Associates, LLC, 19809 Shady Brook Way, Gaithersburg, Maryland, 20879 serves as legal counsel to the Funds and counsel to the Independent Trustees.
EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE
Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction. To the extent the Funds invest in other mutual funds those transactions are typically done directly with the underlying ETF company and therefore are not placed with a broker.
Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.
In placing portfolio transactions, the Advisor will seek best execution. The full range and quality of services available will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the best execution, the Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by its under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”) and the SEC.
While it is the Advisor’s general policy to seek best execution in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) of the Securities and Exchange Act of 1934, when it is determined that more than one broker-dealer can deliver best execution weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Advisor, even if the specific services are not directly useful to a Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. Additionally, in accordance with procedures adopted by the Trust, the Advisor may direct transactions to a broker-dealer with which it has an affiliation.
Investment decisions for each Fund are made independently from those of other client accounts managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts. In such event, the position of a Fund and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for such Fund.
The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they direct securities transactions to brokers in exchange for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may affect purchase of shares of the Funds for their customers.
Subject to the foregoing policies, brokers or dealers selected to execute the Funds’ portfolio transactions may include the Funds’ Authorized Participants (as discussed in “Procedures for Issuance of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Issuance of Fund Shares in Creation Units” and “Redemption of Fund Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Issuance of Fund Shares in Creation Units-Creation Transaction Fee” and “Redemption of Fund Shares in Creation Units-Redemption Transaction Fee”, the Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Funds’ portfolio transactions in connection with such orders.
For the fiscal years ended September 30, the Predecessor Funds paid the following in brokerage commissions:

Brokerage Fees Paid by Predecessor Funds
	2022	2021	2020
FundX Flexible Income Fund	$12,052	$4,752.3	$44,326
FundX Conservative Upgrader Fund	$11,704	$3,118.2	$15,982

Of the broker commissions paid above for the fiscal year ended September 30, 2022, the following was paid to brokers who furnished third party research services:

	2022	Dollar Value of Transaction
FundX Flexible Income Fund	$0	$0
FundX Conservative Upgrader Fund	$0	$0
CAPITAL STOCK
Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shares issued and sold by the Funds are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of the Fund upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.
EXCHANGE LISTING AND TRADING

The Funds offers and issues shares at their net asset value only in aggregations of 10,000 or more Fund shares (each, a “Creation Unit”). The Fund generally offers and issues Fund shares in exchange for a basket of securities included in its portfolio (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.
Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust an amount in cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the summary section of the Funds’ Prospectus under “Buying and Selling the Funds.” The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.
The Funds shares are approved for listing and trading on the Exchange, subject to notice of issuance. The Funds shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the Funds will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
The Trust reserves the right to adjust the share price of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.
As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which the Funds’ net asset value per Fund share is calculated and the trading currency is the currency in which shares of the Funds are listed and traded on the Exchange.
CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Fund shares. Fund shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Fund shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Fund shares. The Trust recognizes DTC or its nominee as the record owner of all Fund shares for all purposes. Beneficial Owners of Fund shares are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of Fund share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Fund shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Fund shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Fund shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND ISSUANCE OF FUND SHARES IN CREATION UNITS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.
Fund Deposit
The consideration for purchase of a Creation Unit of the Funds generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Funds’ portfolio and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Funds. The “Cash Component” is an amount equal to the difference between the net asset value of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Funds, through the National Securities Clearance Corporation (the “NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Funds. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Funds until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as portfolio adjustments and corporate action events are reflected from time to time by the Investment Advisor with a view to the investment objective of the Funds. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Funds’ portfolio.
The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which shall be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit or resulting from certain corporate actions.
Procedures for Issuance of Creation Units
To be eligible to place orders with the Distributor to purchase a Creation Unit of the Funds, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Advisor may retain all or a portion of the Transaction Fee to the extent the Advisor bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.
All orders to purchase shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Funds in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Funds’ investments are primarily traded is closed, the Funds will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. With respect to the Funds, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent, and acceptance by the Distributor, by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system or through DTC in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit
Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Advisor shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered

Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units
The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Funds including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Advisor make it for all practical purposes not feasible to process orders for Creation Units.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee

A purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Funds may adjust the creation transaction fee from time to time. The standard fixed creation transaction fee for the Flexible ETF will be $300 and for the Conservative ETF will be $300. In addition, a variable fee will be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. The variable charge may be imposed for cash purchases, non-standard orders, or partial cash purchases incurred by the Funds, primarily designed to cover expenses related to broker commissions. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the securities constituting the Deposit Securities to the account of the Trust.
Risks of Purchasing Creation Units
There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because the Funds’ shares may be issued on an ongoing basis, a “distribution” of Fund shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Funds, breaks them down into the constituent Fund shares, and sells those Fund shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Funds’ shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
REDEMPTION OF FUND SHARES IN CREATION UNITS

Fund shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such Fund shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.
With respect to the Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Redemption Transaction Fee
A redemption transaction fee, payable to the Funds’ custodian, is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction, as set forth in the Funds’ Prospectus, as may be revised from time to time. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time. The standard fixed redemption transaction fee for the Flexible ETF will be $300 and for the Conservative ETF will be $300. In addition, a variable fee will be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. The variable charge may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) incurred by the Fund, primarily designed to cover expenses related to broker commissions. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units
Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Fund shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Fund shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures
In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.
The Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities).
The Funds may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.
Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.
The right of redemption may be suspended or the date of payment postponed with respect to the Funds (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Funds or determination of the NAV of the shares of the Funds is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE
Net asset value per Fund share is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Fund shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating each Fund’s net asset value per Fund share, such Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Advisor may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Funds’ Advisor with oversight by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Advisor considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies
Dividends from net investment income, if any, are declared and paid annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid annually, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.
The Funds may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of such Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Funds as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service
The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the Funds at NAV per share. Distributions reinvested in additional shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.
TAX INFORMATION

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and its shareholders that is intended to supplement the discussion contained in the Funds’ prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Qualification as a Regulated Investment Company. The Funds have elected, and intend to qualify each year, to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund the owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”
As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends paid deduction) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Funds can give no assurances that distributions will be sufficient to eliminate all taxes.
If, for any taxable year, a Fund were to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation at the regular corporate tax rate (currently 21%), and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, a Fund may cure a failure to qualify as RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after

October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.
At September 30, 2022, the following Capital Loss Carryover were available for the Predecessor Funds:

	Infinite Short-Term	Total
FundX Flexible Income Fund	$7,714,733	$7,714,733
FundX Conservative Upgrader Fund	$—	$—
Federal Excise Tax. To avoid a non-deductible excise tax, a Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12 month period ending on October 31 during such year, and (iii) any retained amount from the prior calendar year on which a Fund or shareholders paid no income tax. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.
Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforwards of the Funds. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.
Distributions of net investment income, including distributions of net short-term capital gains, may be taxable to shareholders as ordinary income. Distributions from the Funds’ net capital gain (i.e., the excess of the Funds’ net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time Fund shares have been held.
In general, to the extent that the Funds receive qualified dividend income, the Funds may report a portion of the dividends it pays as qualified dividend income, which for non-corporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121‑day period that begins on the date that is 60 days before the date on which the shares become “ex‑dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. In order for a dividend on certain preferred stock to be treated as qualified dividend income, the shareholder must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend. The holding period requirements described in this paragraph apply to shareholders’ investments in the Funds and to the Funds’ investments in underlying dividend-paying stocks. Distributions received by the Funds from an exchange traded fund, an underlying fund taxable as a RIC, or from a REIT, will be treated as qualified dividend income only to the extent so reported by such exchange traded fund, or REIT.
To the extent that the Funds make a distribution of income received by the Funds in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Funds’ distributions exceed its current and accumulated earnings and profits (as calculated for U.S. federal income tax purposes), all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.
Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Funds will be increased by such amount.
A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.
A dividend or other distribution by the Funds is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income for non-corporate shareholders in computing such shareholder’s liability for the alternative minimum tax. Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.
There is no requirement that the Funds take into consideration any tax implications when implementing its investment strategy. The Funds (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.
Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Funds by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, any loss realized upon a sale or other disposition of shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Funds may limit the tax efficiency of the Funds. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Funds, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares and if, pursuant to Section 351 of the Code, the Funds would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Funds do issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Funds’ ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.
Foreign Taxes. Dividends and interest received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Funds’ stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
Cost Basis. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Funds’ shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who: (i) has provided the Funds either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Funds that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Funds that the shareholder is a U.S. person (including a resident alien). If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.
Non-U.S. Investors. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on distributions derived from taxable ordinary income. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Funds. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Funds or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
A non-U.S. entity that invests in the Funds will need to provide the Funds with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Funds where, for example: (i) the Funds invest in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Funds invest in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Funds constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local or foreign taxation.
THE FUNDS’ DISTRIBUTOR
Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 (“Quasar”), acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Pursuant to a distribution agreement between the Funds and Quasar (the “Distribution Agreement”), Quasar acts as the Funds’ principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Funds’ shares. Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of FINRA.
The Distribution Agreement between the Funds and Quasar continues in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities, and, in either case by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the

Funds on a 60-day written notice when authorized either by a majority vote of the Funds’ shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by the Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
FINANCIAL STATEMENTS
The Predecessor Funds’ Annual Report to shareholders for their fiscal year ended September 30, 2022 is a separate document available, without charge, upon request by calling 1-866-455-FUND [3863] and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

APPENDIX A
CORPORATE BOND RATINGS
Moody’s Investors Service, Inc.
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered medium grade obligations, e.g., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s Ratings Group
AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.
AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.
A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal, BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B: Bonds rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors believes that such payments will be made during such grace period.
Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the additional of a plus or minus sign to show relative standing with the major categories.

APPENDIX B
COMMERCIAL PAPER RATINGS
Moody’s Investors Service, Inc.
Prime‑1‑‑Issuers (or related supporting institutions) rated “Prime‑1” have a superior ability for repayment of senior short‑term debt obligations. “Prime‑1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well‑established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well‑established access to a range of financial markets and assured sources of alternate liquidity.
Prime‑2‑‑Issuers (or related supporting institutions) rated “Prime‑2” have a strong ability for repayment of senior short‑term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
Standard & Poor’s Ratings Group
A‑1‑‑This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A‑2‑‑Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A‑1”.

APPENDIX B
CORPORATE BOND RATINGS

Moody’s Investors Service, Inc.
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered medium grade obligations, e.g., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s Ratings Group
AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.
AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.
A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal, BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B: Bonds rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI: The rating CI is reserved for income bonds on which no interest is being paid.
D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors believes that such payments will be made during such grace period.
Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the additional of a plus or minus sign to show relative standing with the major categories.
COMMERCIAL PAPER RATINGS
Moody’s Investors Service, Inc.
Prime‑1‑‑Issuers (or related supporting institutions) rated “Prime‑1” have a superior ability for repayment of senior short‑term debt obligations. “Prime‑1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well‑established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well‑established access to a range of financial markets and assured sources of alternate liquidity.
Prime‑2‑‑Issuers (or related supporting institutions) rated “Prime‑2” have a strong ability for repayment of senior short‑term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
Standard & Poor’s Ratings Group
A‑1‑‑This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A‑2‑‑Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A‑1”.